     As filed with Securities and Exchange Commission on February 23, 2007.

                                                  File Nos. 333-29511, 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [20]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 22 [X]

                                   ----------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                  Steve Suleski
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on February 28 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on February 28, 2007 pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             MEMBERS(R) MUTUAL FUNDS

PROSPECTUS                                                     FEBRUARY 28, 2007

                                TABLE OF CONTENTS


                                    THE FUNDS

The fund pages describe the investment objectives, strategies and risks, and fees and expenses of each portfolio (or "fund") of the MEMBERS Mutual Funds.

Conservative Allocation Fund...............................................    1
Moderate Allocation Fund...................................................    3
Aggressive Allocation Fund.................................................    5
Cash Reserves Fund.........................................................    7
Bond Fund..................................................................    9
High Income Fund...........................................................   11
Large Cap Value Fund.......................................................   15
Large Cap Growth Fund .....................................................   17
Mid Cap Value Fund.........................................................   19
Mid Cap Growth Fund........................................................   21
Small Cap Value Fund.......................................................   23
Small Cap Growth Fund......................................................   24
International Stock Fund...................................................   25
Fees and Expenses..........................................................   29

This section explains your account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares with MEMBERS Mutual
Funds.

                                  YOUR ACCOUNT

Choosing a Share Class.....................................................   33
Purchasing Shares..........................................................   34
Sales Charges and Fees.....................................................   36
Selling Shares.............................................................   40
General Policies...........................................................   42
Additional Investor Services...............................................   44
Distributions and Taxes....................................................   44

These sections give you additional information about the MEMBERS Mutual Funds.

INVESTMENT ADVISER.........................................................   45

PORTFOLIO MANAGEMENT.......................................................   46

FINANCIAL HIGHLIGHTS.......................................................   48


Additional information about each fund's investments is available in the MEMBERS Mutual Funds' (the "Trust") annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about the funds is available in the Statement of Additional Information (SAI). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visiting our website at www.membersfunds.com.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                          CONSERVATIVE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    you want a core investment

- seek higher potential returns than bond funds and are willing to accept moderate risk of volatility

-    want a well-diversified and relatively stable investment allocation

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    need absolute stability of your principal.


PORTFOLIO MANAGEMENT



Who makes the investment decisions for this fund?



Scott D. Opsal at MCA is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Conservative Allocation Fund. See page 46 for further information regarding the portfolio manager.


INVESTMENT OBJECTIVE - What is this fund's goal?

The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Conservative Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:

      0-20%  money market funds


     30-80%  debt securities (e.g. bond funds);


      0-20%  below investment grade debt securities (e.g. high income funds);

      0-40%  equity securities (e.g. U.S. stock funds);

      0-20%  foreign securities (e.g. international stock and bond funds);

      0-20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.


     - Fundamental analysis which draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee (IPC) recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.


PRINCIPAL RISKS




What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

The fund, through the underlying funds, is most subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

                          CONSERVATIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

The fund, through the underlying funds, is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the underlying fund's return. To the extent that the underlying funds invest in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks.

While the majority of the fund's assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the Aggressive Allocation Fund page and in the SAI.

The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.


HOW HAS THE CONSERVATIVE ALLOCATION FUND PERFORMED?



Calendar year total returns for Class A shares are not available because the fund is new. Year-to-year returns will be made available once the fund has been in operations for at least one calendar year.



HOW DOES THE PERFORMANCE OF THE CONSERVATIVE ALLOCATION FUND COMPARE TO THE CONSERVATIVE ALLOCATION MARKET?



The following table compares the performance of each class of shares of the Conservative Allocation Fund with the performance of the Merrill Lynch U.S. Domestic Master Index and the Conservative Allocation Fund Custom Index(1) which are measures of the performance of the relevant markets.



                              AVERAGE TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)



                                                                 Since Inception
                                                                    6/30/2006
                                                                 ---------------
CLASS A SHARES
   Return Before Taxes                                                0.79%
   Return After Taxes on Distributions                                0.38%
   Return After Taxes on Distributions and Sale of Fund Shares        0.52%

CLASS B SHARES
   Return Before Taxes                                                2.14%

MERRILL LYNCH U.S. DOMESTIC MASTER INDEX                              5.50%

CONSERVATIVE ALLOCATION FUND CUSTOM INDEX(1)                          7.01%



Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.



(1) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Index, 30% Russell 100 Index and 15% 90-day U.S. Treasury Bill.

                            MODERATE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    want a well-diversified investment allocation

- have long term investment goals but are more concerned with the stability than with the growth of your investment

-    need a core investment

                                       or

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or

-    require a high degree of stability of your principal.


PORTFOLIO MANAGEMENT



Who makes the investment decisions for this fund?



Scott D. Opsal at MCA is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Moderate Allocation Fund. See page 46 for further information regarding the portfolio manager.


INVESTMENT OBJECTIVE - What is this fund's goal?

The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Moderate Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:

    0-15%  money market funds;


   10-60%  debt securities (e.g. bond funds);



    0-20%  below investment grade debt securities (e.g. high income funds);



   30-80%  equity securities (e.g. U.S. stock funds);


    0-30%  foreign securities (e.g. international stock and bond funds);

    0-20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.


     - Fundamental analysis which draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee (IPC) recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.





PRINCIPAL RISKS

What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                            MODERATE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

The fund, through the underlying funds, is subject to both MARKET RISK and INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

     -    MORTGAGE-BACKED SECURITIES

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to PREPAYMENT and EXTENSION RISKS. A further discussion of the risks associated with foreign securities is included in the principal risks section of the Aggressive Allocation Fund page and in the SAI.

The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.


HOW HAS THE MODERATE ALLOCATION FUND PERFORMED?



Calendar year total returns for Class A shares are not available because the fund is new. Year-to-year returns will be made available once the fund as been in operations for at least one calendar year.



HOW DOES THE PERFORMANCE OF THE MODERATE ALLOCATION FUND COMPARE TO THE MODERATE ALLOCATION MARKET?



The following table compares the performance of each class of shares of the Moderate Allocation Fund with the performance of the Russell 1000(R) Index and the Moderate Allocation Fund Custom Index(1) which are measures of the performance of the relevant markets.



                              AVERAGE TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)



                                                                 Since Inception
                                                                    6/30/2006
                                                                 ---------------
CLASS A SHARES
   Return Before Taxes                                                 3.25%
   Return After Taxes on Distributions                                 2.84%
   Return After Taxes on Distributions and Sale of Fund Shares         2.11%

CLASS B SHARES
   Return Before Taxes                                                 4.63%

RUSSELL 1000(R) INDEX                                                 12.16%

MODERATE ALLOCATION FUND CUSTOM INDEX(1)                               9.76%



Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.



(1) The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S. Domestic Index, 10% MSCI EAFE Index and 10% 90-day U.S. Treasury Bill.

                           AGGRESSIVE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

                                       or

-    are uncomfortable with an investment whose value may vary substantially.


PORTFOLIO MANAGEMENT



Who makes the investment decisions for this fund?



Scott D. Opsal at MCA is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Aggressive Allocation Fund. See page 46 for further information regarding the portfolio manager.


INVESTMENT OBJECTIVE - What is this fund's goal?

The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Aggressive Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors (MCA), the fund's investment adviser. Under normal circumstances the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs), in the following proportions:

     0-10%     money market funds;


     0-30% debt securities, all of which could be in below investment grade debt securities (e.g. bond and high income funds);



     40-100%   equity securities (e.g. U.S. stock funds);



     0- 50%    foreign securities (e.g. international stock and bond funds);


     0- 20% alternative asset classes (e.g. real estate investment trust funds, natural resources funds, precious metal funds).


MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:


     - Asset allocation optimization analysis which considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.




     - Scenario analysis which analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.


     - Fundamental analysis which draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee (IPC) recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.


PRINCIPAL RISKS




What are the main risks of investing in this fund?

The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

The fund, through the underlying funds, is most subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Certain of the

                           AGGRESSIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)

underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market. To the extent that the fund invests in underlying funds that invest in debt securities, the fund may also be subject to INTEREST RATE RISK.

To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    FOREIGN SECURITIES

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe.

The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.


HOW HAS THE AGGRESSIVE ALLOCATION FUND PERFORMED?



Calendar year total returns for Class A shares are not available because the fund is new. Year-to-year returns will be made available once the fund has been in operations for at least one calendar year.



HOW DOES THE PERFORMANCE OF THE AGGRESSIVE ALLOCATION FUND COMPARE TO THE AGGRESSIVE ALLOCATION MARKET?



The following table compares the performance of each class of shares of the Aggressive Allocation Fund with the performance of the Russell 3000(R) Index and the Aggressive Allocation Fund Custom Index(1) which are measures of the performance of the relevant markets.



                              AVERAGE TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)



                                                                 Since Inception
                                                                    6/30/2006
                                                                 ---------------
CLASS A SHARES
   Return Before Taxes                                                 5.63%
   Return After Taxes on Distributions                                 5.15%
   Return After Taxes on Distributions and Sale of Fund Shares         3.66%
CLASS B SHARES
   Return Before Taxes                                                 7.25%
RUSSELL 3000(R) INDEX                                                 12.06%
AGGRESSIVE ALLOCATION FUND CUSTOM INDEX(1)                            14.67%



Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.



(1) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index and 8% MSCI Emerging Markets Index.

                               CASH RESERVES FUND

INVESTOR PROFILE


Who should consider investing in this fund?


You may want to invest more of your assets in this fund if you:

-    require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

-    need to "park" your money temporarily

-    consider yourself a saver rather than an investor

                                       or

-    are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

-    want federal deposit insurance

-    are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

                                       or


-    are investing for growth or maximum current income


PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Edward J. Meier at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Cash Reserves Fund. He is supported by a team of sector specialists and analysts. See page 46 for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE

What is this fund's goal?

The CASH RESERVES FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may also lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. However, the fund's investments are high quality and short-term, so there is only a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the CASH RESERVES FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the CASH RESERVES FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

                               CASH RESERVES FUND

HOW HAS THE CASH RESERVES FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Cash Reserves Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 4.98, 1999 4.67, 2000 5.94, 2001 3.79, 2002 1.43, 2003 0.66, 2004 0.84, 2005 2.69, 2006 4.46.



Best Calendar Quarter:    3Q 00   1.54%
Worst Calendar Quarter:   1Q 04   0.13%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CASH RESERVES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE CASH RESERVES FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                Since Inception   Since Inception
                            1 Year   5 Years       12/29/1997        6/30/2006
                            ------   -------    ---------------   ---------------
CLASS A SHARES               4.46%    2.00%         3.26%               N/A
CLASS B SHARES              -0.83%    0.90%(1)      2.50%(1)            N/A
CLASS Y SHARES                N/A      N/A           N/A               2.37%
90-DAY U.S. TREASURY BILL    4.76%    2.35%         3.50%              2.51%



Class B share returns shown reflect payment of sales charges upon sale at the end of the period.


Class A and Y shares are sold without the imposition of a sales charge therefore returns shown do not reflect sales charges, but do reflect fees and expenses.

The 90-day U.S. Treasury Bill returns shown do not reflect sales charges, fees, expenses or taxes.

(1) The Fund's distributor voluntarily waived a portion of its distribution fee on Class B shares from March 25, 2003 through July 21, 2004. If the portion of the distribution fee was not waived, returns would have been lower.

                                    BOND FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking a regular stream of income

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

-    want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

                                       or

-    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

                                       or


-    require absolute stability of your principal


PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Dean "Jack" Call, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts. See page 46 for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE

What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:


     - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

     - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     - FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

     - NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to one of the four highest categories; and

     -    ASSET-BACKED, MORTGAGE-BACKED AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund's return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES, the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

                                    BOND FUND

HOW HAS THE BOND FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998(1) 6.82, 1999 0.78, 2000 7.79, 2001 7.64, 2002 8.31, 2003 2.86, 2004 3.54, 2005 2.02, 2006 3.76.



Best Calendar Quarter:    3Q 01    4.65%
Worst Calendar Quarter:   2Q 04   -2.58%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE BOND MARKET?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Merrill Lynch U.S. Domestic Master Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                              Since Inception   Since Inception
                                           1 Year   5 Years      12/29/1997        6/30/2006
                                           ------   -------   ---------------   ---------------
CLASS A SHARES
   Return Before Taxes                     -0.94%    3.11%         4.27%(1)           N/A
   Return After Taxes on Distributions     -2.42%    1.60%         2.38%(1)           N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares              -0.64%    1.75%         2.46%(1)           N/A
CLASS B SHARES
   Return Before Taxes                     -1.40%    2.97%         4.02%(1)           N/A
CLASS Y SHARES
   Return Before Taxes                       N/A      N/A           N/A              4.87%
MERRILL LYNCH U.S. DOMESTIC MASTER INDEX    4.32%    5.11%         5.90%             5.50%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

(1) MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower.

                                HIGH INCOME FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:





-    are seeking a regular stream of income


- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

-    want to diversify your investments

                                       or

- are seeking a mutual fund for the income portion of an asset allocation program

You may want to invest fewer of your assets in this fund if you:

-    desire relative stability of your principal

                                       or

-    are investing for maximum return over a long time horizon

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS funds under a "manager of managers" approach. Shenkman Capital Management, Inc. (SCM) is currently the only subadviser for the High Income Fund. Mark R. Shenkman; Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund. See page 46 for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE

What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.


The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/ EXTENSION risks described in the Bond Fund's principal risk section.


Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets.

The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. The risks of investing in foreign securities are heightened by investing in emerging markets countries.

                                HIGH INCOME FUND

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                Total Returns(1)
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 -0.15, 1999 5.96, 2000 -5.90, 2001 2.84, 2002 2.20, 2003 19.59, 2004 9.17, 2005 2.48, 2006 9.04.



Best Calendar Quarter:    2Q 03   6.40%
Worst Calendar Quarter:   3Q 98  -6.77%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Merrill Lynch U.S. High Yield Master II Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                               Since       Since
                                                             Inception   Inception
                                         1 Year   5 Years   12/29/1997   6/30/2006
                                         ------   -------   ----------   ---------
CLASS A SHARES(1)
   Return Before Taxes                    4.19%    7.32%       4.38%        N/A
   Return After Taxes on Distributions    1.66%    4.51%       1.25%        N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares             2.65%    4.54%       1.71%        N/A
CLASS B SHARES(1)
   Return Before Taxes                    3.56%    7.21%       4.14%        N/A
CLASS Y SHARES
   Return Before Taxes                     N/A      N/A         N/A        7.02%
MERRILL LYNCH U.S. HIGH YIELD MASTER
   II INDEX                              11.77%    9.86%       5.89%       8.97%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

(1) For periods shown prior to February 28, 2005, the above fund returns reflect the performance of the previous subadviser, which was replaced by Shenkman Capital Management, Inc. (SCM) effective February 28, 2005. For the periods shown commencing after such date, the above results reflect the performance of SCM.

                            DIVERSIFIED INCOME FUND

INVESTOR PROFILE




Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    need a core investment

-    want a well-diversified and relatively stable investment allocation

-    are looking for a more conservative option to a growth-oriented fund


-    want your return to be primarily either ordinary income or capital gains


                                       or

-    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

-    require a high degree of stability of your principal

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

John H. Brown, CFA and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors, are co-lead portfolio managers for the Diversified Income Fund and are responsible for deciding which securities are purchased or sold in the Diversified Income Fund. They are supported by a team of sector specialists and analysts. See page 46 for further information regarding the portfolio managers.

INVESTMENT OBJECTIVE

What is this fund's goal?

The DIVERSIFIED INCOME FUND (FORMERLY THE BALANCED FUND) seeks a high total return through the combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary reflecting the managers' judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds (including investment grade, high yield and mortgage or asset backed) will constitute up to 80% of the fund's assets, stocks (common, preferred and convertible bonds) will constitute up to 60% of the fund's assets, real estate securities up to 25% of the fund's assets, foreign (including emerging market) stocks and bonds up to 25% and money market instruments may constitute up to 25% of the fund's assets. Although the fund may be permitted to invest up to 80% in lower credit quality bonds, in normal circumstances the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund's assets.


The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

The risks of this fund include the risks described for the other MEMBERS Mutual Funds because it invests in similar types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks, bonds, real estate investment trusts and foreign securities, the fund is subject to market, interest rate and foreign market risks. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES

     -    MORTGAGE-BACKED SECURITIES

     -    FOREIGN SECURITIES

     -    HIGH YIELD EQUITIES

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained on the other fund pages, specifically the International Stock Fund page and in the SAI.

                             DIVERSIFIED INCOME FUND

HOW HAS THE DIVERSIFIED INCOME FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Diversified Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 14.49, 1999 13.28, 2000 3.51, 2001 -3.22, 2002 -11.37, 2003 16.48, 2004 8.19, 2005 3.60, 2006 9.60.



Best Calendar Quarter:    4Q 98   10.56%
Worst Calendar Quarter:   3Q 02   -8.55%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE DIVERSIFIED INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE DIVERSIFIED INCOME FUND COMPARE TO THE DIVERSIFIED INCOME MARKET?


The following table compares the performance of each class of shares of the Diversified Income Fund with the performance of the Russell 1000(R) Index and Merrill Lynch U.S. Domestic Master Index which are measures of the performance of the U. S. stock and bond markets.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                                 Since
                                                               Inception
                                           1 Year   5 Years   12/29/1997
                                           ------   -------   ----------
CLASS A SHARES
   Return Before Taxes                      3.32%    3.63%       5.15%
   Return After Taxes on Distributions      2.26%    2.77%       4.17%
   Return After Taxes on Distributions
      and Sale of Fund Shares               2.49%    2.60%       3.85%
CLASS B SHARES
   Return Before Taxes                      4.27%    3.75%       5.07%
RUSSELL 1000(R) INDEX                      15.46%    6.82%       6.46%
MERRILL LYNCH U.S. DOMESTIC MASTER INDEX    4.32%    5.11%       5.90%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares). Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

                              LARGE CAP VALUE FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a stock fund that has both growth and income components

-    are looking for a more conservative option to a growth-oriented fund

-    need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

-    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon

- desire your return to be primarily either ordinary income or capital gains, but not both

                                       or

-    require a high degree of stability of your principal

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts. See page 46 for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE

What is this fund's goal?

The LARGE CAP VALUE FUND seeks long-term capital growth, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Large Cap Value Fund will under normal market conditions, maintain at least 80% of its assets in large cap stocks (generally a market capitalization of the companies represented in the Russell 1000(R) Value Index). The fund follows what is known as a "value" approach which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.



The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities including American Depository Receipts (ADRs and may invest in Exchange Traded Funds (ETFs) that are registered investment companies.


The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in stocks and also seeks income, this fund is subject to MARKET RISK and, to a lesser extent, INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. The fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.


The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these "value" stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that it invests in foreign securities, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. The principal risks of FOREIGN SECURITIES are described on the International Stock Fund page and in the SAI.

                              LARGE CAP VALUE FUND

HOW HAS THE LARGE CAP VALUE FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Large Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 16.74, 1999 16.64, 2000 0.50, 2001 -11.09, 2002 -21.77, 2003 25.73, 2004 12.19, 2005 5.16, 2006
20.16.



Best Calendar Quarter     2Q 03    17.07%
Worst Calendar Quarter:   3Q 02   -20.07%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE LARGE CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP VALUE FUND COMPARE TO THE MARKET?

The following table compares the performance of each class of shares of the Fund with the performance of the Russell 1000(R) Value Index, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                                 Since       Since
                                                              Inception    Inception
                                           1 Year   5 Years   12/29/1997   6/30/2006
                                           ------   -------   ----------   ---------
CLASS A SHARES
   Return Before Taxes                     13.25%    5.62%       5.60%         N/A
   Return After Taxes on Distributions     12.69%    5.16%       5.24%         N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares               8.61%    4.55%       4.65%
CLASS B SHARES
   Return Before Taxes                     14.77%    5.76%       5.50%         N/A
CLASS Y SHARES
   Return Before Taxes                       N/A      N/A         N/A        14.84%
RUSSELL 1000(R) VALUE INDEX                22.25%   10.86%%      8.78%       14.62%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

                             LARGE CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking income rather than capital gains

                                       or

-    are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Bruce A. Ebel, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts. See page 46 for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE

What is this fund's goal?

The LARGE CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Large Cap Growth Fund invests primarily in common stocks of larger companies and will under normal market conditions maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of the companies in the Russell 1000(R) Growth Index). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.


The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities including ADRs of emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.

To the extent the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is described on the International Stock Fund page and in the SAI.

                              LARGE CAP GROWTH FUND

HOW HAS THE LARGE CAP GROWTH FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Large Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the returns would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 20.19. 1999 23.62, 2000 3.75, 2001 -9.05, 2002 -31.44, 2003 29.01, 2004 8.56, 2005 2.07, 2006 7.33.



Best Calendar Quarter:    4Q 98    20.31%
Worst Calendar Quarter:   2Q 02   -20.45%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE LARGE CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP GROWTH FUND COMPARE TO THE LARGE CAP GROWTH MARKET?

The following table compares the performance of each class of shares of the Large Cap Growth Fund and the performance of the Russell 1000(R) Growth Index which is a measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                                                        Since       Since
                                                                                      Inception   Inception
                                                                  1 Year   5 Years   12/29/1997   6/30/2006
                                                                  ------   -------   ----------   ---------
CLASS A SHARES
   Return Before Taxes                                             1.15%    -0.17%      4.02%        N/A
   Return After Taxes on Distributions                             1.15%    -0.21%      3.97%        N/A
   Return After Taxes on Distributions and Sale of Fund Shares     0.75%    -0.17%      3.46%        N/A
CLASS B SHARES
   Return Before Taxes                                             2.00%    -0.13%      3.95%        N/A
CLASS Y SHARES
   Return Before Taxes                                              N/A       N/A        N/A        9.19%
RUSSELL 1000(R) GROWTH INDEX                                       9.07%     2.69%      3.44%       9.80%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

                               MID CAP VALUE FUND

INVESTOR PROFILE


Who should consider investing in this fund?


You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns

-    want to diversify your investments


-    are seeking a fund for the value portion of an asset allocation program


- are seeking exposure to smaller companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


Livia S. Asher at MEMBERS Capital Advisors (MCA) currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager for this portion of the fund. He is assisted by Timothy J. McCormack, CFA, and Shaun F. Pedersen. Sees pages 46 and 47 for further information regarding the portfolio managers.


PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

What is this fund's goal?

The MID CAP VALUE FUND seeks long-term capital appreciation.

How does this fund pursue its objective?

The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Value Index if greater) and will under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases.


The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones generate strong cash flows that can be used to build the value of the business or be used in the same way to benefit the shareholders (e.g. share repurchase, dividends, etc.).


The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic value.

The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities. The fund may invest in Exchange Traded Funds
(ETFs) that are registered investment companies.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund may experience significant volatility over time. The fund's investments in smaller and midsize companies may entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller.


In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance.

                               MID CAP VALUE FUND

HOW HAS THE MID CAP VALUE FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Mid Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 2002 -17.28, 2003 30.50, 2004 15.42, 2005 9.80, 2006 16.48.



Best Calendar Quarter:    2Q 03    16.80%
Worst Calendar Quarter:   3Q 02   -20.67%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID CAP VALUE FUND COMPARE TO THE MID CAP VALUE MARKET?

The following table compares the performance of each class of shares of the Mid Cap Value Fund with the performance of the Russell Midcap(R) Value Index and Russell 2500(TM)Value Index, which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                                                      Since       Since
                                                                                    Inception   Inception
                                                                 1 Year   5 Years   2/28/2001   6/30/2006
                                                                 ------   -------   ---------   ---------
CLASS A SHARES
   Return Before Taxes                                             9.78%    8.47%      8.68%        N/A
   Return After Taxes on Distributions                             6.24%    7.47%      7.81%        N/A
   Return After Taxes on Distributions and Sale of Fund Shares    10.05%    7.18%      7.42%        N/A
CLASS B SHARES
   Return Before Taxes                                            11.42%    8.60%      8.82%        N/A
CLASS Y SHARES
   Return Before Taxes                                              N/A      N/A        N/A       10.37%
RUSSELL MIDCAP(R) VALUE INDEX                                     20.22%   15.88%     13.94%      12.54%
RUSSELL 2500(TM) VALUE INDEX                                      20.18%   15.51%     14.78%      12.36%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

                              MID CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking an investment based on income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund. See page 47 for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE

What is this fund's goal?

The MID CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Growth Index if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.

Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of medium and smaller capitalization companies, it will typically experience significant volatility over time. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described on the Mid Cap Value Fund page.

Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations in certain foreign countries. The principal risks of foreign securities are described on the International Stock Fund page and in the SAI.

                               MID CAP GROWTH FUND

HOW HAS THE MID CAP GROWTH FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Mid Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.


GRAPHIC: Bar chart showing the following total returns: 2001 -31.96, 2002 -27.56, 2003 34.01, 2004 12.90, 2005 8.57, 2006 14.04.


                                Total Returns(1)
                             For periods ended 12/31


Best Calendar Quarter:    4Q 01    21.88%
Worst Calendar Quarter:   3Q 01   -28.28%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID CAP GROWTH FUND COMPARE TO THE MID CAP GROWTH MARKET?

The following table compares the performance of each class of shares of the Mid Cap Growth Fund with the performance of the Russell Midcap(R) Growth Index and Russell 2500(TM) Growth Index, which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                                                      Since       Since
                                                                                    Inception   Inception
                                                                 1 Year   5 Years   2/29/2000   6/30/2006
                                                                 ------   -------   ---------   ---------
CLASS A SHARES(1)
   Return Before Taxes                                            7.44%    5.05%      -6.91%        N/A
   Return After Taxes on Distributions                            7.44%    5.05%      -6.91%        N/A
   Return After Taxes on Distributions and Sale of Fund Shares    4.83%    4.36%      -5.67%        N/A
CLASS B SHARES(1)                                                 8.89%    5.17%      -6.80%        N/A
   Return Before Taxes
CLASS Y SHARES
   Return Before Taxes                                             N/A      N/A         N/A       11.47%
RUSSELL MIDCAP(R) GROWTH INDEX                                   10.66%    8.22%      -1.61%       8.09%
RUSSELL 2500(TM) GROWTH INDEX                                    12.26%    7.62%      -1.59%       7.98%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or sale at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.


(1) For periods shown prior to May 1, 2002, the above results reflect the performance of the previous subadviser, which was replaced by Wellington Management Company, LLP, effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management Company, LLP.

                              SMALL CAP VALUE FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns

-    want to diversify your investments

-    are seeking a fund for the value portion of an asset allocation program

- are seeking exposure to small companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Small Cap Value Fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Small Cap Value Fund. He is assisted by Timothy J. McCormack, CFA, and Shaun F. Pedersen. See page 47 for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE

What is this fund's goal?

The SMALL CAP VALUE FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The fund invests primarily in a diversified mix of common stocks of U.S. small cap companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index ($66 million to $3.7 billion as of December 31, 2006) or the Russell 2000(R) Index ($39 million to $3.1 billion as of December 31, 2006).


The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market.

Through fundamental research the subadviser seeks to identify those companies which possess one or more of the following characteristics:

     -    sustainable competitive advantages within a market niche;

     -    strong profitability and free cash flows;

     -    strong market share positions and trends;

     -    quality of and share ownership by management;

     - financial structures that are more conservative than the relevant industry average.

The fund may invest up to 20% of its assets in foreign securities. The fund may also invest in Exchange Traded Funds (ETFs) that are registered investment companies.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on small cap companies, this fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.

During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities and initial public offerings, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and unstable political situations. The principal risks of foreign securities are described in the SAI.

PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                              SMALL CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon

- are willing to accept higher ongoing short-term risk for the potential of higher long- term returns

-    want to diversify your investments

-    are seeking a fund for the growth portion of an asset allocation program

- are seeking exposure to small companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are seeking income rather than capital gain

                                       or

-    are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Paradigm Asset Management Company, LLC is currently the only subadviser for the Small Cap Growth Fund. James E. Francis, Jeffrey E. Marcus and Gregory Pai are the funds portfolio managers responsible for deciding which securities are purchased or sold in the Small Cap Growth Fund. See page 47 for further information regarding the portfolio managers.

INVESTMENT OBJECTIVE

What is this fund's goal?

The SMALL CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The fund invests primarily in a diversified mix of common stocks of small U.S. companies that the subadviser believes have high earnings growth rates. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index ($66 million to $3.7billion as of December 31, 2006) or the Russell 2000(R) Index ($39 million to $3.1 billion as of December 31, 2006).


The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest in Exchange Traded Funds (ETFs) that are registered investment companies.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of small capitalization companies, it will typically experience significant volatility over time. Securities of small capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller.

The Fund may invest in stocks that are considered "growth" stocks. Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

Some growth-oriented companies may not have established financial histories and often have limited product lines, markets or financial resources and may depend on a few key personnel for management. Such companies may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance.

PERFORMANCE INFORMATION IS NOT AVAILABLE BECAUSE THE FUND IS NEW. PERFORMANCE INFORMATION WILL BE AVAILABLE ONCE THE FUND HAS COMPLETED ONE CALENDAR YEAR.

                            INTERNATIONAL STOCK FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:


-    are seeking to diversify your domestic investments





- are seeking exposure to markets that can be less accessible to individual investors in the U.S.

-    are willing to accept high risk to achieve higher long-term growth

-    are seeking funds for the growth portion of an asset allocation program

                                       or

-    are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind

-    are uncomfortable with an investment whose value may vary substantially

-    are seeking income rather than capital gains

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the MEMBERS Funds under a "manager of managers" approach. Lazard Asset Management is currently the only subadviser for the International Stock Fund. Lazard manages the fund on a team basis. John R. Reinsberg, CFA; Michael A. Bennett, CFA; Michael G. Fry, CFA; James Donald, CFA and Brian Pessin, CFA are the fund's co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund. See page 47 for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE

What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.


Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts (ADRs- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.


Typically a majority of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Typically, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. This is sometimes referred to as a "value" approach. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

     -    Fluctuations in currency exchange rates.

PRINCIPAL RISKS INTERNATIONAL STOCK FUND (Continued from previous page)

     - Higher trading and custody charges compared to securities of U.S. companies.

     - Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

     -    Less stringent securities regulations than those of the U.S.

     -    Potential political instability.

     - Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.


The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.


INTERNATIONAL STOCK FUND PERFORMANCE APPEARS ON NEXT PAGE.

                            INTERNATIONAL STOCK FUND

HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

                                  Total Returns
                             For periods ended 12/31


GRAPHIC: Bar chart showing the following total returns: 1998 6.79, 1999 19.77, 2000 - 16.92, 2001 - 17.59, 2002 -7.90, 2003 37.03, 2004 22.34, 2005 16.65, 2006
23.68.



Best Calendar Quarter:    2Q 03    19.39%
Worst Calendar Quarter:   3Q 02   -17.55%


PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE INTERNATIONAL MARKET?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCI EAFE Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2006)


                                                            Since Inception   Since Inception
                                         1 Year   5 Years      12/29/1997        6/30/2006
                                         ------   -------   ---------------   ---------------
CLASS A SHARES
   Return Before Taxes                   16.58%    16.00%        7.31%               N/A
   Return After Taxes on Distributions   14.17%    15.26%        6.33%               N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares            12.53%    13.81%        5.85%               N/A
CLASS B SHARES
   Return Before Taxes                   18.22%    16.26%        7.21%               N/A
CLASS Y SHARES
   Return Before Taxes                     N/A       N/A          N/A              14.46%
MSCI EAFE INDEX                          26.86%    15.43%        8.83%             18.92%


Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

Class Y shares are sold without the imposition of a sales charge. Index returns shown do not reflect sales charges, fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Class Y shares will vary.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds. Actual expenses may be greater or less than those shown.


SHAREHOLDER TRANSACTION EXPENSES (PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE ON PURCHASES (AS A PERCENTAGE OF OFFERING PRICE)(1):


                                                                                  LARGE   LARGE   MID     MID   SMALL   SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH           HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP     CAP   INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND  INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----  ------------  ----------  ----------  --------  ----  ------  -----------  -----  ------  -----  ------  -----  ------  -----
  A        5.75%        5.75%       5.75%      none    4.50%  4.50%     5.75%     5.75%   5.75%  5.75%   5.75%  5.75%   5.75%  5.75%
  B                                                                 none
  Y         N/A          N/A         N/A       none    none   none       N/A      none    none   none    none   none    none   none


MAXIMUM SALES CHARGE ON REINVESTED DIVIDENDS:

                                                                                  LARGE   LARGE   MID     MID   SMALL   SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH           HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP     CAP   INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND  INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----  ------------  ----------  ----------  --------  ----  ------  -----------  -----  ------  -----  ------  -----  ------  -----
  A                                                                 none
  B                                                                 none
  Y         N/A          N/A         N/A       none    none   none       N/A       none   none    none   none    none   none    none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE:

                                                                                  LARGE   LARGE   MID     MID   SMALL   SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH           HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP     CAP   INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND  INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----  ------------  ----------  ----------  --------  ----  ------  -----------  -----  ------  -----  ------  -----  ------  -----
  A                                                               none(2)
  B                                                              none(1, 3)
  Y         N/A          N/A         N/A       none    none   none       N/A       none   none    none   none    none   none    none

REDEMPTION OR EXCHANGE FEE WITHIN 30 CALENDAR DAYS OF PURCHASE (AS A PERCENTAGE OF AMOUNT REDEEMED)(4):

                                                                                  LARGE   LARGE   MID     MID   SMALL   SMALL
SHARE  CONSERVATIVE   MODERATE   AGGRESSIVE    CASH           HIGH   DIVERSIFIED   CAP     CAP    CAP     CAP    CAP     CAP   INT'L
CLASS   ALLOCATION   ALLOCATION  ALLOCATION  RESERVES  BOND  INCOME    INCOME     VALUE  GROWTH  VALUE  GROWTH  VALUE  GROWTH  STOCK
-----  ------------  ----------  ----------  --------  ----  ------  -----------  -----  ------  -----  ------  -----  ------  -----
  A        none         none        none       none    none   none      none       none   none    none   none    2.0%    2.0%   2.0%
  B        none         none        none       none    none   none      none       none   none    none   none    2.0%    2.0%   2.0%
  Y         N/A          N/A         N/A       none    none   none       N/A       none   none    none   none   none    none   none

(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.


(2) Class A share purchases of $1,000,000 or more are not subject to a front-end load but may be subject to a contingent deferred sales charge
     (CDSC) of up to 1% (see "Class B shares" page 38).



(3) The CDSC is reduced after 12 months and eliminated after six years following the purchase; five years for purchases prior to February 28, 2003 (see "Class B shares," page 38).



(4) A 2% redemption fee will be charged if you redeem shares, other than shares acquired through reinvestment of dividends and distributions (see "Redemption Fees," page 39).



ANNUAL FUND OPERATING EXPENSES CONTINUE ON THE PAGES THAT FOLLOW. PRESENTED ON PAGE 30 ARE THE ANNUAL OPERATING EXPENSES FOR THE CONSERVATIVE ALLOCATION FUND, MODERATE ALLOCATION FUND AND AGGRESSIVE ALLOCATION FUND (COLLECTIVELY, THE "ALLOCATION FUNDS"), FOLLOWED BY THE ANNUAL OPERATING EXPENSES FOR ALL THE OTHER MEMBERS FUNDS OFFERED THROUGH THIS PROSPECTUS ON PAGES 31 AND 32.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS AND REFLECTED IN THE FUND PRICE)

CLASS A


                                                                                              TOTAL
                                                                 TOTAL                       ANNUAL                   TOTAL ANNUAL
                                                                 ANNUAL                    NET DIRECT   ESTIMATED   NET DIRECT FUND
                                                   ESTIMATED  DIRECT FUND                     FUND    ACQUIRED FUND & ACQUIRED FUND
                        MANAGEMENT  12B-1 SERVICE    OTHER     OPERATING       EXPENSE      OPERATING    FEES AND      OPERATING
FUND                      FEE(1)   FEE(2)  FEE(3) EXPENSES(4)   EXPENSES  REIMBURSEMENT(5)  EXPENSES   EXPENSES(6)    EXPENSES(7)
----                    ---------- ------ ------- ----------- ----------- ---------------- ---------- ------------- ---------------
CONSERVATIVE ALLOCATION    0.20%    None   0.25%     1.30%       1.75%          1.05%         0.70%       0.70%          1.40%
MODERATE ALLOCATION        0.20%    None   0.25%     1.30%       1.75%          1.05%         0.70%       0.90%          1.60%
AGGRESSIVE ALLOCATION      0.20%    None   0.25%     1.30%       1.75%          1.05%         0.70%       1.05%          1.75%


CLASS B


                                                                                              TOTAL
                                                                 TOTAL                       ANNUAL                   TOTAL ANNUAL
                                                                 ANNUAL                    NET DIRECT   ESTIMATED   NET DIRECT FUND
                                                   ESTIMATED  DIRECT FUND                     FUND    ACQUIRED FUND & ACQUIRED FUND
                        MANAGEMENT  12B-1 SERVICE    OTHER     OPERATING       EXPENSE      OPERATING    FEES AND      OPERATING
FUND                      FEE(1)   FEE(2)  FEE(3) EXPENSES(4)   EXPENSES  REIMBURSEMENT(5)  EXPENSES   EXPENSES(6)    EXPENSES(7)
----                    ---------- ------ ------- ----------- ----------- ---------------- ---------- ------------- ---------------
CONSERVATIVE ALLOCATION    0.20%    0.75%  0.25%     1.30%       2.50%          1.05%         1.45%       0.70%          2.15%
MODERATE ALLOCATION        0.20%    0.75%  0.25%     1.30%       2.50%          1.05%         1.45%       0.90%          2.35%
AGGRESSIVE ALLOCATION      0.20%    0.75%  0.25%     1.30%       2.50%          1.05%         1.45%       1.05%          2.50%


(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations.

(2) Distribution or "12b-1" fees (Class B only) are the fees each fund pays its distributor, CUNA Brokerage Services, Inc. (CUNA Brokerage), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

(3) The service fee is paid to the fund's distributor for account service and maintenance.

(4) Since the fund is new, other expenses are based on estimated amounts for the current fiscal year.


(5) The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by agreeing until at least February 28, 2008, to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent three years, to the extent that the fund can make the repayment while remaining within its expense cap.



(6) In addition to the Total Annual Direct Fund Operating Expenses" which the fund bears, the fund's shareholders indirectly bear the expenses of the "Acquired Funds," (the "underlying funds") in which the fund invests. The fund's estimated indirect expense from investing in the underlying funds, based on its current target allocations of the underlying funds are shown in the table. Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying fund levels.



(7) Shown in the table are the sum of the fund's "Total Annual Net Direct Operating Expenses' and "Estimated Acquired Fund Fees and Expenses" of the underlying funds.


EXAMPLES

Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' and underlying funds' operating expenses remain the same. The examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would have been higher.

Although your actual costs may be higher or lower, assuming total net operating expenses (after expense reimbursement) and THAT YOU REDEEMED your entire investment at the end of each period, your total estimated expenses would be:

CLASS A

FUND                      YEAR 1   YEAR 3
----                      ------   ------
Conservative Allocation    $709     $1205
Moderate Allocation         728      1263
Aggressive Allocation       743      1305

CLASS B

FUND                      YEAR 1   YEAR 3
----                      ------   ------
Conservative Allocation    $668     $1245
Moderate Allocation         668      1305
Aggressive Allocation       703      1349


Assuming total net operating expenses (after expense reimbursement) and that YOU DID NOT REDEEM your entire investment at the end of each period:


CLASS A

FUND                      YEAR 1   YEAR 3
----                      ------   ------
Conservative Allocation    $709     $1205
Moderate Allocation         728      1263
Aggressive Allocation       743      1305

CLASS B

FUND                      YEAR 1   YEAR 3
----                      ------   ------
Conservative Allocation    $218     $895
Moderate Allocation         238      955
Aggressive Allocation       253      999


THE ABOVE EXAMPLES REFLECT CONTRACTUAL FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS THROUGH FEBRUARY 28, 2008. THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' OR UNDERLYING FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS AND REFLECTED IN THE FUND PRICE)

CLASS A


                                                                   TOTAL ANNUAL                         NET ANNUAL
                      MANAGEMENT    12B-1    SERVICE     OTHER    FUND OPERATING        EXPENSE       FUND OPERATING
FUND                    FEES(1)    FEES(2)   FEES(3)   EXPENSES      EXPENSES      REIMBURSEMENT(4)      EXPENSES
----                  ----------   -------   -------   --------   --------------   ----------------   --------------
CASH RESERVES            0.40%       none     none     0.69%           1.09%             0.54%             0.55%
BOND                     0.50%       none     0.25%    0.33%           1.08%             0.18%             0.90%
HIGH INCOME              0.55%       none     0.25%    0.42%           1.22%             0.22%             1.00%
DIVERSIFIED INCOME       0.65%       none     0.25%    0.31%           1.21%             0.11%             1.10%
LARGE CAP VALUE(5)       0.55%       none     0.25%    0.40%           1.20%             0.00%             1.20%
LARGE CAP GROWTH         0.75%       none     0.25%    0.45%           1.45%             0.25%             1.20%
MID CAP VALUE            0.95%       none     0.25%    0.48%           1.68%             0.28%             1.40%
MID CAP GROWTH(6)        0.75%       none     0.25%    0.61%           1.61%             0.21%             1.40%
SMALL CAP VALUE          1.00%       none     0.25%    1.60%(7)        2.85%             1.35%             1.50%
SMALL CAP GROWTH         1.00%       none     0.25%    1.60%(7)        2.85%             1.35%             1.50%
INTERNATIONAL STOCK      1.05%       none     0.25%    0.57%           1.87%             0.27%             1.60%


CLASS B


                                                                   TOTAL ANNUAL                         NET ANNUAL
                      MANAGEMENT     12B-    SERVICE     OTHER    FUND OPERATING        EXPENSE       FUND OPERATING
FUND                    FEES(1)    FEES(2)   FEES(3)   EXPENSES      EXPENSES      REIMBURSEMENT(4)      EXPENSES
----                  ----------   -------   -------   --------   --------------   ----------------   --------------
CASH RESERVES            0.40%      0.75%      None    0.69%           1.84%             0.54%             1.30%
BOND                     0.50%      0.75%      0.25%   0.33%           1.83%             0.18%             1.65%
HIGH INCOME              0.55%      0.75%      0.25%   0.42%           1.97%             0.22%             1.75%
DIVERSIFIED INCOME       0.65%      0.75%      0.25%   0.31%           1.96%             0.11%             1.85%
LARGE CAP VALUE(5)       0.55%      0.75%      0.25%   0.40%           1.95%             0.00%             1.95%
LARGE CAP GROWTH         0.75%      0.75%      0.25%   0.45%           2.20%             0.25%             1.95%
MID CAP VALUE            0.95%      0.75%      0.25%   0.50%           2.45%             0.30%             2.15%
MID CAP GROWTH(6)        0.75%      0.75%      0.25%   0.60%           2.35%             0.20%             2.15%
SMALL CAP VALUE          1.00%      0.75%      0.25%   1.60%(7)        3.60%             1.35%             2.25%
SMALL CAP GROWTH         1.00%      0.75%      0.25%   1.60%(7)        3.60%             1.35%             2.25%
INTERNATIONAL STOCK      1.05%      0.75%      0.25%   0.57%           2.62%             0.27%             2.35%


CLASS Y


                                                        ESTIMATED     TOTAL ANNUAL                         NET ANNUAL
                      MANAGEMENT    12B-1    SERVICE      OTHER      FUND OPERATING        EXPENSE       FUND OPERATING
FUND                    FEES(1)    FEES(2)   FEES(3)   EXPENSES(7)      EXPENSES      REIMBURSEMENT(4)      EXPENSES
----                  ----------   -------   -------   -----------   --------------   ----------------   --------------
CASH RESERVES            0.40%       none      none       0.96%           1.36%             0.81%             0.55%
BOND                     0.50%       none      none       0.39%           0.89%             0.24%             0.65%
HIGH INCOME              0.55%       none      none       0.51%           1.06%             0.31%             0.75%
LARGE CAP VALUE(5)       0.55%       none      none       0.41%           0.96%             0.01%             0.95%
LARGE CAP GROWTH         0.75%       none      none       0.55%           1.30%             0.35%             0.95%
MID CAP VALUE            0.95%       none      none       0.68%           1.63%             0.48%             1.15%
MID CAP GROWTH(6)        0.75%       none      none       0.72%           1.47%             0.32%             1.15%
SMALL CAP VALUE          1.00%       none      none       1.60%           2.60%             1.35%             1.25%
SMALL CAP GROWTH         1.00%       none      none       1.60%           2.60%             1.35%             1.25%
INTERNATIONAL STOCK      1.05%       none      none       0.67%           1.72%             0.37%             1.35%


(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations.

(2) Distribution or "12b-1" fees (Class B only) are the fees each fund pays its distributor, CUNA Brokerage Services, Inc. (CUNA Brokerage), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

(3) The service fee is paid to the fund's distributor for account service and maintenance.

(4) The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing until at least February 28, 2008, to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent three years, to the extent that the fund can make the repayment while remaining within its expense cap.


(5) The expense information in the table has been restated to reflect current fiscal year expenses, expense reimbursement and the net annual fund operating expense for the fund. For the prior fiscal year ended October 31, 2006 the net annual fund operating expense for the fund was 1.0% for Class A, 1.75% for Class B and 0.75% for Class Y.



(6) The expense information in the table has been restated to reflect current fiscal year expense reimbursement and the net annual fund operating expense for the fund. For the fiscal year ended October 31, 2006 the net annual fund operating expense for the fund was 1.20% for Class A, 1.95% for Class B and 0.95% for Class Y.



(7) Since the fund and/or share class is new, other expenses are based on estimated amounts for the current fiscal year.

EXAMPLES

Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund for the time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' operating expenses remain the same. The examples do not reflect sales charges (loads) on reinvested dividends and other distributions for Class A and B shares. If these sales charges (loads) were included, your costs would have been higher.


Although your actual costs may be higher or lower, assuming total net operating expenses (after expense reimbursement) and THAT YOU REDEEMED your entire investment at the end of each period, your total estimated costs would be:


CLASS A


FUND                  YEAR 1   YEAR 3   YEAR 5   YEAR 10
----                  ------   ------   ------   -------
Cash Reserves          $ 56     $ 294    $ 554    $1311
Bond                    538       761     1004     1702
High Income             547       800     1072     1855
Diversified Income      681       927     1193     1954
Large Cap Value         690       934     1197     1946
Large Cap Growth        690       985     1302     2208
Mid Cap Value           709      1049     1414     2448
Mid Cap Growth          690      1035     1385     2375
Small Cap Value         719      1295      N/A      N/A
Small Cap Growth        719      1295      N/A      N/A
International Stock     728      1105     1508     2642


CLASS B

FUND                  YEAR 1   YEAR 3   YEAR 5   YEAR 10
----                  ------   ------   ------   -------
Cash Reserves          $582     $ 878    $1154    $1809
Bond                    618       909     1176     1904
High Income             628       948     1246     2045
Diversified Income      638       955     1249     2065
Large Cap Value         648       962     1252     2084
Large Cap Growth        648      1015     1362     2285
Mid Cap Value           668      1086     1485     2535
Mid Cap Growth          668      1065     1441     2455
Small Cap Value         678      1338      N/A      N/A
Small Cap Growth        678      1338      N/A      N/A
International Stock     688      1140     1572     2716

CLASS Y

FUND                  YEAR 1   YEAR 3
----                  ------   ------
Cash Reserves          $ 56     $353
Bond                     66      260
High Income              77      307
Large Cap Value          97      305
Large Cap Growth         97      379
Mid Cap Value           117      469
Mid Cap Growth          117      434
Small Cap Value         127      687
Small Cap Growth        127      687
International Stock     137      507


Assuming total net operating expenses (after expense reimbursement) and that YOU DID NOT REDEEM your entire investment at the end of each period, your total estimated costs would be:


CLASS A


FUND                  YEAR 1   YEAR 3   YEAR 5   YEAR 10
----                  ------   ------   ------   -------
Cash Reserves          $ 56     $ 294    $ 554    $1311
Bond                    538       761     1004     1702
High Income             547       800     1072     1855
Diversified Income      681       927     1193     1954
Large Cap Value         690       934     1197     1946
Large Cap Growth        690       985     1302     2208
Mid Cap Value           709      1049     1414     2448
Mid Cap Growth          709      1035     1385     2375
Small Cap Value         719      1295      N/A      N/A
Small Cap Growth        719      1295      N/A      N/A
International Stock     728      1105     1508     2642


CLASS B

FUND                  YEAR 1   YEAR 3   YEAR 5   YEAR 10
----                  ------   ------   ------   -------
Cash Reserves          $132     $528     $ 954    $1809
Bond                    168      559       976     1904
High Income             178      598      1046     2045
Diversified Income      188      605      1049     2065
Large Cap Value         198      612      1052     2084
Large Cap Growth        198      665      1162     2285
Mid Cap Value           218      736      1285     2535
Mid Cap Growth          218      715      1241     2455
Small Cap Value         228      988       N/A      N/A
Small Cap Growth        228      988       N/A      N/A
International Stock     238      790      1372     2716

CLASS Y

FUND                  YEAR 1   YEAR 3
----                  ------   ------
Cash Reserves          $ 56     $353
Bond                     66      260
High Income              77      307
Large Cap Value          97      305
Large Cap Growth         97      379
Mid Cap Value           117      469
Mid Cap Growth          117      434
Small Cap Value         127      687
Small Cap Growth        127      687
International Stock     137      507


THE ABOVE EXAMPLES REFLECT CONTRACTUAL WAIVERS AND EXPENSE REIMBURSEMENTS THROUGH FEBRUARY 28, 2008. THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

YOUR ACCOUNT

The following pages describe the differences between the MEMBERS Mutual Funds share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds. NOTE: MOST OF THE INFORMATION ON HOW TO OPEN AN ACCOUNT, PURCHASE, EXCHANGE, OR SELL SHARES WILL NOT BE RELEVANT TO YOU IF YOU HAVE A BROKERAGE ACCOUNT. If you have such an account, simply contact your financial representative and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

CHOOSING A SHARE CLASS


MEMBERS Mutual Funds offers three classes of shares through this prospectus, Class A, Class B and Class Y. Other share classes may be made available in the future through other distribution channels. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the expense tables earlier in this prospectus. Class A and Class B shares are described in more detail below. Class Y shares are only available for purchase by the MEMBERS allocation funds, other affiliated allocation funds offered through separate prospectuses, in fee-based managed account programs with the fund's distributor or dealers that have special arrangements with the fund's distributor, and other investors as the Board of Trustees may authorize from time to time.


When deciding which share class is best for you, carefully consider:

     -    how long you plan to own the fund shares;

     -    how much you intend to invest;

     -    the total expenses you'll pay for each class; and

     -    whether you qualify for any reduction or waiver of sales charges.

CLASS A shares typically charge a front-end sales charge or "load" that is deducted from your initial investment. Often Class A shares offer you discounts (the discount increases as the size of your investment increases), called "breakpoints," on the front-end sales charge if you:

     -    make a large purchase;

     -    already hold other mutual funds offered by the same fund family; or

     - have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family.

CLASS B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose a 12b-1 fee that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. FOR THIS REASON AND OTHERS, MEMBERS MUTUAL FUNDS DOES NOT NORMALLY ACCEPT PURCHASE ORDERS OF $50,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.

Class B shares also normally impose a contingent deferred sales charge (CDSC), which you pay if you sell your shares within a certain number of years. The CDSC normally gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares "convert" into Class A shares after a certain number years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares.

EACH INDIVIDUAL'S INVESTMENT NEEDS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL REPRESENTATIVE TO REVIEW YOUR INVESTMENT OBJECTIVES, WHICH WILL HELP YOU DECIDE WHICH SHARE CLASS IS RIGHT FOR YOU.

HOW TO CONTACT US

You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 A.M. to 7:00 P.M. Central Time.

Mail all general inquiries, new account applications, and transaction requests as follows:

REGULAR MAIL:                EXPRESS, CERTIFIED OR REGISTERED MAIL:
   MEMBERS Mutual Funds         MEMBERS Mutual Funds
   P. O. Box 8390               c/o BFDS
   Boston, MA 02266-8390        30 Dan Road
                                Canton, MA 02021-2809

OPENING AN ACCOUNT

1. Carefully read this prospectus.

2. Determine how much you want to invest. The minimum investment amounts are as follows:

Type of Account                     To Open an Account   To Add to an Account(1)
---------------                     ------------------   -----------------------
Non-retirement account                    $1,000                  $150
                                     ($1,000 per fund)        ($50 per fund)
Retirement account                        $  500                  $150
                                      ($500 per fund)         ($50 per fund)
Systematic investment programs(2)
   Twice Monthly or Biweekly(3)           $   25                  $ 25
   Monthly                                $   50                  $ 50
   Bimonthly (every other month)          $  100                  $100
   Quarterly                              $  150                  $150


(1) The funds reserve the right to accept purchase amounts below the minimum when adding to an account as long as the minimum initial investment to open an account has been met, and for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, 403(b)(7) arrangements, code section 457 non-qualified deferred compensation plans, and other pension and profit sharing plans.


(2) Regardless of frequency, the minimum investment allowed is $50 per fund per month.


(3) Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.





3. Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.

WHEN OPENING A NEW ACCOUNT, THE FUND IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU TO VERIFY YOUR IDENTITY, INCLUDING NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. IF YOU DO NOT PROVIDE THE INFORMATION, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND, MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY, THE FUND RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION DEEMED REASONABLE OR REQUIRED BY LAW.

PURCHASING SHARES

The following explains how to purchase shares by check, wire, phone, exchange, or Internet.


             OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
             ------------------               ---------------------------------------------
                                              BY CHECK

Make out a check for the investment,          Make out a check for the investment amount,
payable to MEMBERS Mutual Funds.              payable to MEMBERS Mutual Funds.

Deliver the check and your completed          Complete the detachable investment slip from
application to your financial                 an account statement. If no slip is available,
representative or mail to MEMBERS             send a letter specifying the fund name, share
Mutual Funds.                                 class, your account number and the name(s) in
                                              which the account is registered. Mail to
                                              MEMBERS Mutual Funds.


A charge of $30 will be assessed for each returned check occurrence.

                                              BY WIRE

Deliver your completed application to your    Call MEMBERS Mutual Funds at 1-800-877-6089.
financial representative or mail to MEMBERS   Provide the fund name, share class, your
Mutual Funds.                                 account number, the name in which the
                                              account is registered, and the amount of
                                              your investment to be sent by wire.

Obtain your account number by calling your    Instruct your credit union or financial
financial representative or MEMBERS Mutual    institution to wire the amount of your
Funds at 1-800-877-6089.                      investment to State Street Bank & Trust
                                              Company:
                                              ABA#: 0110-0002-8
                                              FBO: MEMBERS Mutual Funds
                                              DDA#: 9905-510-5 FBO: (Shareholder name/
                                                                    account number)

Instruct your credit union or financial institution to wire the amount of your investment to State Street Bank & Trust Company as indicated above.

             OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
             ------------------               ---------------------------------------------
                                              BY PHONE

Not currently available.                      Call MEMBERS Mutual Funds at 1-800-877-6089
                                              to verify that these features are in place
                                              on your account. You are automatically
                                              eligible to purchase shares by phone, upon
                                              set-up of ACH electronic funds transfer,
                                              unless you indicate otherwise in the account
                                              options section of your application.

                                              To place your purchase order, call MEMBERS
                                              Mutual Funds between 8:00 A.M. and 7:00 P.M.
                                              Central Time or use our automated touchtone
                                              services 24-hours a day.

                                        BY EXCHANGE
               (Available for accounts of any type and sales of any amount.)

Make sure that you have a current             Make sure that you have a current prospectus
prospectus for the MEMBERS Mutual Funds,      for the MEMBERS Mutual Funds, which can be
which can be obtained by calling your         obtained by calling your financial representative
financial representative or MEMBERS           or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS   Call your financial representative, MEMBERS
Mutual Funds at 1-800-877-6089, or use the    Mutual Funds at 1-800-877-6089, or use the
Internet at www.membersfunds.com to request   Internet at www.membersfunds.com to request
an exchange. You can only open up a new       an exchange.
fund position in an existing account by
exchange.

Mutual Funds at 1-800-877-6089.

                                        BY INTERNET
                     (ACCESS 24-HOURS A DAY AT WWW.MEMBERSFUNDS.COM.)

Not currently available.                      Call MEMBERS Mutual Funds at 1-800-877-6089
                                              to verify that these features are in place
                                              on your account. You are automatically
                                              eligible to purchase shares by Internet,
                                              upon set-up of ACH electronic funds
                                              transfer, unless you indicate otherwise in
                                              the account options section of your
                                              application. Or check your profile on the
                                              Internet. The feature button will be
                                              activated if you are eligible to purchase
                                              shares.


  PURCHASE ORDERS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00 P.M.
        EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

PURCHASING BY EXCHANGE


Within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Class A shares of the Cash Reserves Fund may be exchanged to class B shares of other MEMBERS Funds for dollar cost averaging purposes. In certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy (see "Redemption Fees," page 39). Exchanges of Class A shares of the Cash Reserves Fund initially purchased without a sales charge will be subject to the appropriate sales charge upon exchange into another MEMBERS Fund. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.



With the exception of the Cash Reserves Fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see page 44), those exchanges are not included in the exchange limit or redemption fee policies. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders.



It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisors and record keepers to apply the funds' exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds' exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.

SALES CHARGES AND FEES

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

CLASS A SHARES


With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases as indicated below. CLASS A SHARES OF THE CASH RESERVES FUND ARE SOLD WITHOUT AN INITIAL SALES CHARGE. HOWEVER, IF THE SHARES OF THE FUND ARE EXCHANGED FOR SHARES OF ANOTHER MEMBERS FUNDS, THE SALES CHARGE APPLICABLE TO THE OTHER FUND WILL APPLY AS INDICATED BELOW.


                          CONSERVATIVE ALLOCATION FUND
                            MODERATE ALLOCATION FUND
                           AGGRESSIVE ALLOCATION FUND
                             DIVERSIFIED INCOME FUND
                              LARGE CAP VALUE FUND
                              LARGE CAP GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                              SMALL CAP GROWTH FUND
                            INTERNATIONAL STOCK FUND

                                                   DEALER
                       SALES CHARGE AS A % OF:   COMMISSION
                       -----------------------   AS A % OF
                        OFFERING   NET AMOUNT     OFFERING
INVESTMENT AMOUNT       PRICE(1)    INVESTED       PRICE(2)
-----------------       --------   ----------    ----------
Under $25,000            5.75%        6.10%       5.00%
$25,000 to $49,999       5.00%        5.26%       4.50%
$50,000 to $99,999       4.50%        4.71%       4.00%
$100,000 to $249,999     3.50%        3.63%       3.00%
$250,000 to $499,999     2.50%        2.56%       2.00%
$500,000 to $999,999     1.50%        1.52%       1.20%
$1 million and over      None(3)      None        0.80%(4)

                                    BOND FUND
                                HIGH INCOME FUND

                                                   DEALER
                       SALES CHARGE AS A % OF:   COMMISSION
                       -----------------------    AS A % OF
                        OFFERING   NET AMOUNT     OFFERING
INVESTMENT AMOUNT         PRICE     INVESTED       PRICE(2)
-----------------       --------   ----------    ----------
Under $50,000            4.50%        4.71%          4.00%
$50,000 to $99,999       4.00%        4.17%          3.50%
$100,000 to $249,999     3.50%        3.63%          3.00%
$250,000 to $499,999     2.50%        2.56%          2.00%
$500,000 to $999,999     1.50%        1.52%          1.20%
$1 million and over     None(3)        None         0.80%(4)

(1) The sales charge you pay may be higher or lower than what is disclosed due to standard industry practice to round the public offering price to two decimal places when calculating the number of shares purchased, and to round the number of shares purchased to three decimal places. Please refer to the SAI for additional information.

(2) The portion of the sales charge the distributor, CUNA Brokerage, pays to broker/dealers for selling the funds' shares. The broker/dealer passes along a portion of this compensation to your financial representative. From time-to-time, the distributor, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

(3) A contingent deferred sales charge (CDSC) may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.0% in the first year and 0.5% in the second year following the purchase.

(4) The distributor may pay a commission up to 0.8% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.5% on purchases over $3,000,000.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, including account statements of all relevant accounts invested in the MEMBERS Mutual Funds, to verify you are eligible for a reduction or waiver of sales charges.

FOR BOTH THE CLASS A SHARE SALES CHARGE REDUCTION AND WAIVER PRIVILEGES, THE TERM "IMMEDIATE FAMILY" IS DEFINED AS YOU, YOUR SPOUSE AND YOUR CHILDREN UNDER THE AGE OF 21.

CLASS A SALES CHARGE REDUCTIONS


There are several ways investors and certain qualified pension plans may combine multiple purchases to reduce Class A sales charges as indicated below. FOR THE PURPOSE OF CALCULATING THE SALES CHARGE, SHARES OF THE CASH RESERVES FUND PURCHASED THROUGH AN EXCHANGE, REINVESTMENT OR CROSS-REINVESTMENT FROM ANOTHER FUND HAVING A SALES CHARGE QUALIFY; HOWEVER, DIRECT PURCHASES OF THE CASH RESERVES FUND CLASS A ARE EXCLUDED.


RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

- you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

- a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

- groups which qualify for the Group Investment Program as described in the SAI.

RIGHTS OF ACCUMULATION. You may add the current market value of your existing holdings in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing investments in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.


LETTER OF INTENT. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). Such an investment (including combinations) must aggregate at least $25,000 if investing in equity funds or at least $50,000 ore more if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, historical cost of the original shares purchased will be used, and reinvested dividends and capital gains, and appreciation of your holdings are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.


CLASS A SALES CHARGE WAIVERS

Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

- Credit union employees and their immediate family, when purchasing shares for their own personal accounts.

- Registered representatives of broker/dealers and registered investment advisors authorized to sell the funds when purchasing shares for their own account or for the benefit of their immediate family.

- Individuals and their immediate family who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies, or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons, provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charges as described in this prospectus may apply.

- Individuals and their immediate family who within the past twelve months were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards of Trustees; or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

- Individuals and their immediate family who are trustees, directors, officers or employees of the adviser, subadviser, or service providers of the MEMBERS Mutual Funds.

- Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

- Certain qualified defined benefit or qualified defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

Class A shares may be purchased without front-end sales charges in the following transactions:


- In fee-based managed account programs with the fund's distributor or dealers that have a special arrangement with the fund's distributor or the investment adviser of MEMBERS Mutual Funds.


- With proceeds from the liquidation of a CUNA Mutual-affiliated pension product. (For employees of CUNA Mutual Group or any of its affiliated companies the sales charge waiver applies provided the purchase is made directly by mail, internet or telephone without the consultation of a registered representative. If the purchase is made through a registered representative, sales charge as described in this prospectus may apply.

- In Retirement Health Care Funding Program accounts (FAS 106) and Employee Option Plan accounts administered by CUNA Mutual Group.

-    Reinvestment of dividends or capital gains from one of the MEMBERS Mutual
     Funds.

-    By exchange from one MEMBERS Mutual Fund to another.

     - Pursuant to the funds' reinstatement or reinvestment privilege (see the SAI for more information).

     - From the proceeds of shares of another MEMBERS Mutual Funds account on which a load was already paid.

CLASS B SHARES


Class B shares are sold without any initial sales charge. DIRECT PURCHASES OF CLASS B SHARES OF THE CASH RESERVES FUND ARE NOT PERMITTED. CLASS B SHARES OF THE CASH RESERVES FUND MAY ONLY BE ACQUIRED BY EXCHANGE FROM CLASS B SHARES OF OTHER MEMBERS FUNDS. With the exception of the Cash Reserves Fund, the distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative net asset value, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28, 2003).


For Class B shares, a contingent deferred sales charge (CDSC) may be applied on shares you sell within six years of purchase (within five years for Class B shares purchased prior to February 28, 2003) as indicated below.

                   Purchase Date on or after February 28, 2003

Years After Purchase    1     2     3     4     5     6      7
--------------------   ---   ---   ---   ---   ---   ---   ----
CDSC                   4.5%  4.0%  3.5%  3.0%  2.0%  1.0%  None

                     Purchase Date before February 28, 2003

Years After Purchase       1     2     3     4     5      6
--------------------      ---   ---   ---   ---   ---   ----
CDSC                      4.5%  4.0%  3.5%  3.0%  2.0%  None


The CDSC is based on the original purchase cost or the current net asset value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see "Class B CDSC Waivers," page 39.


For purposes of computing CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month. To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

     For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                             PRICE PER     SHARES     TOTAL    ACCOUNT
        DATE                 ACTION            SHARE     PURCHASED   SHARES     VALUE
        ----                 ------          ---------   ---------   ------   --------
January 1, Year 1     Purchased shares          $10          100      100      $1,000
December 31, Year 1   Reinvested dividends      $15           10      110      $1,650
January 1, Year 2     Purchased shares          $15          100      210      $3,150
December 31, Year 2   Reinvested dividends      $20           21      231      $4,620
January 1, Year 3     Purchased shares          $20          100      331      $6,620

     Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:

TYPE OF SHARES SOLD (IN ORDER)                AMOUNT    CDSC (%)   CDSC ($)
------------------------------                ------    --------   --------
Share price increases of purchased shares     $1,500    None          None
Dividends (including share price increases)   $  620    None          None
Aged Shares (oldest sold first):
   Purchased January 1, Year 1                $1,000     3.5%(1)    $35.00
   Purchased January 1, Year 2                $  880(2)  4.0%(1)    $35.20
TOTAL                                         $4,000    1.75%(3)    $70.20

(1)  As a percentage of original purchase payment.

(2) $620 of the original $1,500 purchase payment would remain available for redemption.

(3)  As a percentage of the amount redeemed.

CLASS B CONTINGENT DEFERRED SALES CHARGE (CDSC) WAIVERS

In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

The CDSC may be waived on redemptions of Class B shares under the following circumstances:

     - If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

     -    Due to death or disability.

     - For the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a), unless otherwise noted:

          -    returns of excess contributions;

          -    qualified hardship withdrawals; and

          - required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).


     - Pursuant to the Trust's right to liquidate small accounts (see "Small Accounts," page 44).


CLASS Y SHARES


Class Y shares are sold without the imposition of a sales charge and are generally only available for purchase by the MEMBERS allocation funds, other affiliated allocation funds which are offered through separate prospectuses, in fee-based managed account programs with the fund's distributor or dealers that have special arrangements with the fund's distributor, and other investors as the Board of Trustees may authorize from time to time.



Please refer to the SAI or the funds' website at www.membersfunds.com for additional information on sales charge reductions and waivers. The SAI is available free of charge, upon request, by calling 1-800-877-6089. The funds' website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.


REDEMPTION FEES


You will be charged a 2% redemption fee if you redeem or exchange Class A and Class B shares of the SMALL CAP VALUE FUND, SMALL CAP GROWTH FUND and the INTERNATIONAL STOCK FUND within 30 calendar days of purchase. Class Y shares and none of the other MEMBERS Mutual Funds' Class A and B shares are subject to redemption fees at this time.


All redemption fees charged are for the benefit of the then current shareholders and paid directly to the fund from which the shares were redeemed to help offset any trading costs, market impact and/or other costs associated with short-term trading in and out of the funds.

Redemption fees are assessed on the current market value of the shares being redeemed. For the purpose of applying the redemption fee, shares will be redeemed in the order of their purchase with those held the longest being redeemed first. Shares transferred to a different account registration or converted to a different share class will retain their original purchase date and continue to be subject to redemption fees.

REDEMPTION FEE WAIVERS

The 2% redemption fee will not be charged to:

     - Shares redeemed that are acquired through the automatic reinvestment of dividends and capital gain distributions.

     - Shares redeemed under a regularly scheduled systematic withdrawal, systematic exchange, or automatic account rebalancing program (see "Additional Investor Services," page 44).

     -    Shares redeemed due to death or disability.

     - Shares redeemed for the following types of transactions in individual retirement accounts (IRAs) other qualified retirement plans described under section 401(a) and 457 non-qualified deferred compensation plans, unless otherwise noted:

          -    returns of excess contributions;

          -    qualified hardship withdrawals; and

          - required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).


     - Shares redeemed pursuant to the Trust's right to liquidate small accounts (see "Small Accounts," page 44).



     - Shares redeemed in fee-based managed accounts programs with the fund's distributor or dealers that have a special arrangement with the fund's distributor or the investment adviser of MEMBERS Mutual Funds.


     - Shares redeemed in certain omnibus and financial intermediary accounts where the omnibus or intermediary account holder does not have the capability to impose a redemption fee on its underlying customers' accounts.

The funds reserve the right to waive or impose redemption fees or withdraw waivers at their discretion, to the extent permitted by law. In addition, the funds reserve the right to modify or eliminate redemption fees or waivers without giving advance notice to shareholders, but any such modification or elimination will be imposed prospectively only.

DISTRIBUTION AND SERVICE PLANS

SERVICE FEES. Class A and B shares of each of the funds, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage, a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts. Class Y share do not impose a service fee.


DISTRIBUTION OR "12B-1" FEES (CLASS B ONLY). The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the plan, each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B shares of that fund. CUNA Brokerage may use this fee to cover its distribution-related expenses of broker/dealers (including commissions paid for selling Class B shares). This fee increases the cost of investment in the Class B shares of a fund and over time may cost more than paying the initial sales charge for Class A shares.


OTHER COMPENSATION TO BROKER/DEALERS

Periodically, the distributor may conduct or pay for educational meetings for the purpose of training representatives selling MEMBERS Mutual Funds.

SELLING SHARES

The following explains how to sell your shares by letter, phone, exchange, or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next net asset value (NAV) calculated after your order is accepted in good order by the fund. Your order will be processed promptly.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE "SIGNATURE GUARANTEE" if the redemption is:

     -    over $50,000;

     -    made payable to someone other than the registered shareholder(s); or

     - mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee. MEMBERS MUTUAL FUNDS RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY REDEMPTION.

                                    BY LETTER
          (Available for accounts of any type and sales of any amount.)


Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS Mutual Funds using the address on page 33. A check will be mailed to the name and address in which the account is registered.


IF YOU ARE:                      A WRITTEN LETTER OF INSTRUCTION TO SELL SHARES
                                 MUST INCLUDE:

An owner of an individual,       - The signatures and titles of all persons
joint, sole proprietorship,        authorized to sign for the account, exactly
UGMA/UTMA (custodial accounts      as the account is registered.
for minors) or general
partner account.                 - Signature guarantee if applicable.

   An owner of a corporate or    - Corporate resolution, certified within the
   association account             past 60 days, specifying the individual(s)
                                   authorized to sell securities.

                                 - On the letter and the resolution, the
                                   signature of the person(s) authorized to sign for the account.

                                 - Signature guarantee if applicable.

An owner or trustee of a trust   - The signature(s) of the trustee(s).
account
                                 - If the names of all trustees are not
                                   registered on the account, also provide a
                                   copy of the trust document certified within
                                   the past 60 days, specifying the
                                   individual(s) authorized to sell securities.

                                 - Signature guarantee if applicable.

A joint tenancy shareholder      - The signature of the surviving tenant.
whose co-tenant is Deceased
                                 - Certified copy of death certificate of the
                                   deceased co-tenant.

                                 - Tax waiver (if applicable in your state).

                                 - Signature guarantee if applicable.

An executor of a shareholder's   - The signature of the executor.
estate
                                 - Copy of the order appointing the executor,
                                   certified within the past 60 days.

                                 - Tax waiver (if applicable in your state).

                                 - Signature guarantee required.

For other account types not      - Call MEMBERS Mutual Funds at 1-800-877-6089
listed above                       for instructions.


                                    BY PHONE
            (Available for most accounts and sales of up to $50,000.)

To place your redemption order, call MEMBERS Mutual Funds between 8:00 A.M. and 7:00 P.M. Central Time or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (EFT) provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT, however, your credit union or other financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $10 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

                                   BY EXCHANGE
          (Available for accounts of any type of sales of any amount.)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

                                   BY INTERNET

Call your financial representative, MEMBERS Mutual Funds, or use the Internet at www.membersfunds.com. Not currently available.

      REDEMPTION REQUESTS RECEIVED AND ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00 P.M. EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S
                                NET ASSET VALUE.

GENERAL POLICIES


LIMITATION ON PURCHASES. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A charge of $30 will be assessed for each returned check occurrence. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U. S. dollars and drawn on or from U.S. credit unions or other financial institutions. ADDITIONALLY, WE WILL NOT NORMALLY ACCEPT PURCHASE ORDERS OF $50,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.


PRICING OF FUND SHARES. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 P.M. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 P.M. Central Time will be processed using the next day's NAV.

For all funds other than the Cash Reserves Fund, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds.



Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that MEMBERS Capital Advisors (MCA) will need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments. The following fair valuation policy is followed by MCA with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is somewhat similar.



If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MCA may value the security or investment using procedures approved by the funds' board of trustees that are designed to establish its "fair" value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.



MCA relies on its fair value procedures most often in connection with FOREIGN SECURITIES whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such FOREIGN SECURITIES or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before 3:00 P.M. Central Time. In these situations, the fair value of the FOREIGN SECURITY may be something other than the last available quotation or other market price. With regard to such FOREIGN SECURITIES, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MCA separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.



Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MCA under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MCA had it used a different methodology to value the security. The Trust and MCA cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.


The securities held by the Cash Reserves Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The Cash Reserves Fund's NAV is normally expected to be $1 per share.

To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC and redemption fee. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds.

DISCLOSURE OF PORTFOLIO INFORMATION. The fund may make selective disclosure of portfolio information to various service providers. For more information on these disclosures please refer to the SAI.

EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

FREQUENT TRADING. Excessive or short-term trading in fund shares may harm a fund's performance, and thereby harm other shareholders in the fund, in three respects. First, frequent traders may exploit the fact that a fund has calculated its NAV using closing prices of securities that are no longer current, thereby diluting the value of long-term shareholders' interests in a fund. Second, to meet higher levels of redemptions caused by frequent traders, a fund may be required to maintain a larger percentage of the fund's assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by frequent traders will cause a fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

The Trust, on behalf of each of the funds, has adopted policies and procedures with respect to frequent traders. Included in the policies and procedures are the several methods MEMBERS Mutual Funds currently employs to detect and deter frequent traders, including:

     -    applying exchange limit guidelines,

     -    charging redemption fees on short-term trades,

     -    selectively monitoring trade activity, and

     - exercising broad authority to take discretionary action against frequent traders and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying frequent traders and restricting their trading privileges or expelling them from a fund.

In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, a fund may employ fair valuation procedures on the securities it holds in its portfolio, as described in "Pricing of Fund Shares" above.

Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors' interests. Moreover, each of these methods involves some selectivity in their application. While the funds seek to take actions that will detect and deter frequent trading, they cannot assure that such activity can be completely eliminated. For instance, the funds may not be able to identify or reasonably detect or deter frequent trading transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the funds on behalf of their customers who are the beneficial owners.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller's identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

INTERNET TRANSACTIONS. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

HOUSEHOLDING. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

ACCOUNT STATEMENTS. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

SMALL ACCOUNTS. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.

ADDITIONAL INVESTOR SERVICES


SYSTEMATIC INVESTMENT PROGRAM. You may set up regular investments from your credit union or other financial institution account to the fund of your choice, WITH THE EXCEPTION OF CLASS B SHARES OF THE CASH RESERVES FUND WHICH CANNOT BE PURCHASED DIRECTLY. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per fund per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the table on page 34. To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial representative.



PAYROLL DEDUCTION/DIRECT DEPOSIT PROGRAM. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice, WITH THE EXCEPTION OF CLASS B SHARES OF THE CASH RESERVES FUND WHICH CANNOT BE PURCHASED DIRECTLY. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per fund per month). For more information on purchase minimums, see the table on page 34. To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.


SYSTEMATIC WITHDRAWAL PROGRAM. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal and you may terminate the program at any time. Each systematic withdrawal must be at least $50 per fund. On B share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account's value annually. To take advantage of the systematic withdrawal program on an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.



SYSTEMATIC EXCHANGE PROGRAM. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of another fund under the systematic exchange program. CLASS A SHARES OF THE CASH RESERVES FUND MAY BE EXCHANGED TO CLASS B SHARES OF OTHER FUNDS FOR DOLLAR COST AVERAGING PURPOSES. For the purposes of computing the contingent deferred sales charge on Class B, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange. EXCHANGES OF CLASS A SHARES OF THE CASH RESERVES FUND INITIALLY PURCHASES WITHOUT A SALES CHARGE WILL BE SUBJECT TO THE APPROPRIATE SALES CHARGE UPON EXCHANGE INTO ANOTHER FUND. You determine the frequency (no less than monthly), day of the month, and amount of your exchange and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial representative.


AUTOMATIC ACCOUNT REBALANCING. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete the MEMBERS Mutual Funds Automatic Account Rebalancing Form or contact your financial representative. A new account application must accompany the form if you are opening a new account.


RETIREMENT PLANS. Shares of MEMBERS Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, code section 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment or by establishing a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089.


DISTRIBUTIONS AND TAXES

The funds generally distribute most or all of their net earnings in the form of dividends. Capital gains, if any are typically distributed in December. The timing of the dividend payments is as follows:

     -    Declared daily and paid monthly: Cash Reserves and Bond Funds.

     - Declared monthly and paid monthly: High Income and Diversified Income Funds.

     - Declared annually and paid annually: Conservative Allocation, Moderate Allocation, Aggressive Allocation, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth and International Stock Funds.

DIVIDEND REINVESTMENTS. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payment date. Alternatively, you can choose to have a check for your dividends mailed to you. HOWEVER, IF, FOR ANY REASON, THE CHECK IS NOT DELIVERABLE, YOUR DIVIDENDS WILL BE REINVESTED AND NO INTEREST WILL BE PAID ON AMOUNTS REPRESENTED BY THE CHECK.

TAXABILITY OF DISTRIBUTIONS. Distributions that you receive from a fund are generally taxable. Likewise, distributions in the form of dividends, whether reinvested or taken as cash, also are generally taxable to the recipient. Dividends representing a fund's long-term capital gains distributions are taxable as long-term capital gains. Dividends paid from the net investment income of certain funds (generally the funds other than the Cash Reserves Fund) may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitute "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends representing a fund's short-term capital gains are generally taxable as ordinary income.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a capital gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and taxable transactions and their federal tax category. For more general information on taxes, refer to the SAI. Please consult a tax professional for more complete information and advice specific to your situation as well as for the tax rules specific to your state.

INVESTMENT ADVISER


The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc. (MCA), 5910 Mineral Point Road, Madison, WI 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). As of December 31, 2006, MCA had over $14.6 billion of assets under management. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts, and the guidance of MCA's other equity and fixed income portfolio managers.


As payment for its services as the investment adviser, MCA receives a management fee based upon the average daily net assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MCA, at an annual rate as a percentage of average net assets for the previous fiscal year, were: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the "Allocation Funds"), 0.40% for the Cash Reserves Fund, 0.50% for the Bond Fund, 0.55% for the High Income Fund, 0.65% for the Diversified Income Fund, 0.55% for the Large Cap Value Fund, 0.75% for the Large Cap Growth Fund, 0.95% for the Mid Cap Value Fund, 0.75% for the Mid Cap Growth Fund, and 1.05% for the International Stock Fund. MCA receives a management fee of 1.00% for the Small Cap Value Fund and 1.00% for the Small Cap Growth Fund based upon the average daily net assets of the fund which is computed and accrued daily and paid monthly. No management fees were paid to MCA for the previous fiscal year because the Small Cap Value and Small Cap Growth Funds did not commence operations until December 27, 2006.

MCA currently manages the assets of all of the funds using a "manager of managers" approach under which MCA may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more specialist subadvisers. MCA selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MCA does not expect frequent changes in subadvisers. MCA compensates subadvisers out of its own assets.


MCA monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds Board of Trustees that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MCA received an order of the Securities and Exchange Commission that permits the MEMBERS Mutual Funds board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.



A discussion regarding the basis for the approval of the Funds' investment advisory contracts by the Funds' Board of Trustees is contained in the Funds' annual report to shareholders for the period ended October 31, 2006.


PORTFOLIO MANAGEMENT


As of the date of this prospectus, MEMBERS Capital Advisors manages the assets of the ALLOCATION FUNDS, CASH RESERVES, BOND, DIVERSIFIED INCOME, LARGE CAP VALUE and LARGE CAP GROWTH FUNDS, and a portion of the assets of the MID CAP VALUE FUND. The following individuals are primarily responsible for the day-to-day management of these funds.


The CASH RESERVES FUND is managed by Edward J. Meier. Mr. Meier, Director and Portfolio Manager, Fixed Income of MCA has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Meier has 14 years of experience managing fixed-income assets. Prior to joining MCA, Mr. Meier was an investment professional at AEGON U.S.A. Investment Management Company where he managed $8 billion in mortgage- and asset-backed securities (1999-2005).


The BOND FUND and the fixed income portion of the DIVERSIFIED INCOME FUND are managed by Dean "Jack" Call, D.B.A., CFA. Mr. Call, Managing Director and Portfolio Manager, Fixed Income of MCA has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 24 years of experience in a number of investment activities. Prior to joining MCA, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).


The DIVERSIFIED INCOME FUND is co-managed by John H. Brown, CFA, and Dean "Jack" Call, D.B.A., CFA. Mr. Brown, Managing Director and Portfolio Manager, Equities of MCA manages the equity portion of the Diversified Income Fund and has been involved in portfolio management and securities analysis for the fund since he joined the firm in 1998. He also serves as analyst of the industrial sector supporting all the MCA-managed stock portfolios. Prior to joining MCA, Mr. Brown was senior portfolio manager and Principal at Montgomery Asset Management (1994-1998), and a portfolio manager and analyst at Merus Capital Management (1986-1994).


The ALLOCATION FUNDS and the LARGE CAP VALUE FUND are managed by Scott D. Opsal, CFA. Mr. Opsal, Managing Director and Portfolio Manager, Equities of MCA has been involved in portfolio management of stock funds since he joined the firm in 2003. He also serves as utilities stock analyst supporting all the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MCA, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management (1983-2002).



The LARGE CAP GROWTH FUND is managed by Bruce A. Ebel, CFA, CIC, CFP(R). Mr. Ebel, Managing Director and Portfolio Manager, Equities of MCA has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. He also serves as analyst of the biotechnology industry supporting all MCA-managed stock portfolios. Mr. Ebel's investment management experience spans 27 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003).

The MID CAP VALUE FUND is managed by Livia S. Asher. Ms. Asher, Managing Director and Portfolio Manager, Equities of MCA joined the firm in 2006. She also serves as the analyst responsible for stocks in the non-bank financial sector for MCA-managed portfolios. Ms. Asher's investment management experience spans more than 30 years, most of it covering the financial services industry for both sell-side and buy-side firms. Prior to joining MCA, Ms. Asher was an officer and investment analyst at Mitsubishi Trust & Banking Corp, Merrill Lynch, Fox-Pitt, Kelton and First Boston. In addition, she was an equity portfolio manager and analyst covering the U.S. financial services industry at Allianz of America.


As of the date of this prospectus, Shenkman Capital Management, Inc. (SCM) 461 Fifth Avenue - 22nd Floor, New York, NY 10017, is the only subadviser managing the assets of the HIGH INCOME FUND. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for an impressive list of "blue chip" institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2006, SCM managed approximately $10.8 billion in assets, which included investment advisory services for three other registered investment companies having aggregate assets of approximately $525 million.



Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-primary portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and portfolio manager of SCM joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Senior Vice President and portfolio manager of SCM joined the firm in 1992 and became a portfolio manager in 2002.

As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, manages the MID CAP GROWTH FUND, the small-cap portion of the assets within the MID CAP VALUE FUND and the SMALL CAP VALUE FUND. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had over $575 billion in assets under management as of December 31, 2006.



The MID CAP GROWTH FUND is managed by Francis J. Boggan, CFA. Mr. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since 2006. Mr. Boggan joined the firm as an investment professional in 2001.



The following individuals are primarily responsible for the management of the small-cap portion of the MID CAP VALUE FUND and the SMALL CAP VALUE FUND.



Stephen T. O'Brien, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has served as portfolio manager of the MID CAP VALUE FUND since 2001 and the SMALL CAP VALUE FUND since 2006. Mr. O'Brien joined Wellington Management as an investment professional in 1983.



Timothy J. McCormack, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2000 and the SMALL CAP VALUE FUND since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000.



Shaun F. Pedersen, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2004 and the SMALL CAP VALUE FUND since 2006. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001-2004).



As of the date of this prospectus, Paradigm Asset Management Company, LLC ("Paradigm"), 445 Hamilton Avenue, White Plains, New York, 10601, is the only subadviser managing the assets of the SMALL CAP GROWTH FUND. Paradigm is a Limited Liability Company that was established in 1991. Paradigm provides investment management services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $1 billion in assets under management as of December 31, 2006.


James E. Francis, President and Chief Executive Officer leads the portfolio management team of the fund. Mr. Francis was the co-founder of the firm in 1991 and has overseen the investment process since the firm's inception. The other member's of the team include Jeffrey E. Marcus and Gregory Pai.

Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager. Mr. Marcus has been involved in portfolio management and investment analysis since 1988. Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner. He has been involved in portfolio management since he joined Paradigm. Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.

As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, NY 10020, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. Lazard Freres established Lazard as its investment management division and registered it with the Securities and Exchange Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $97.7 billion as of December 31, 2006.


Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.


John R. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania.








Michael A. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.


James Donald, CFA is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the Firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA
(Hons) in history from University of Western Ontario.



Brian Pessin, CFA is a Director of Lazard Asset Management LLC and a Portfolio Manager/Analyst. Prior to joining the Firm in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.


Information regarding the portfolio managers' compensation, their ownership of securities in the funds and the other accounts they manage can be found in the SAI.


FINANCIAL HIGHLIGHTS



The financial highlights table that follows is intended to help you understand the funds' financial performance for the past five years (or since inception for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for the years ended October 31, 2006, 2005 and 2004 have been audited by Deloitte & Touche LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.



Financial highlights are not available for the Small Cap Value Fund and Small Cap Growth Fund because the funds are new. Financial highlights will be included for the Small Cap Value Fund and Small Cap Growth Fund once the funds have audited financial statements covering a period of at least six months.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

(insert with (b) amendment)

PRIVACY NOTICE



MEMBERS Capital Advisors values the trust and confidence you place in us by investing in the MEMBERS Mutual Funds. We have adopted policies and practices designed to protect your personal information. Protecting your privacy is paramount in our dedication to providing you with optimal service, as well as offering you a variety of investment products.



PERSONAL INFORMATION WE COLLECT



We only collect information about you that is necessary to establish and administer your account and communicate information about new opportunities to meet your financial goals, including:



     - information we receive from your application or other forms you provide us such as name, address, age, Social Security number, name of your beneficiary(ies), etc.; and information about your transactions with us such as the type of product you buy, the shares you purchase, your method of purchase, etc.



PERSONAL INFORMATION WE MAY DISCLOSE



We may disclose the information we collect about you, as described above and as permitted by law, to affiliates and non-affiliates when necessary to process your transactions or service your account. Some examples of information we may disclose include:



     -    information to process account transactions you request or authorize;



     - information to perform data processing services to maintain your records;



     - information to perform services on our behalf, such as to print and distribute mailings or fund reports; and



     - information shared in connection with legal proceedings, such as responding to a subpoena.



PROTECTIONS WE PLACE ON YOUR PERSONAL INFORMATION



We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. These practices comply with federal and state regulations and include, among other things:



     - restricting access of nonpublic personal information to designated personnel on a "need to know" basis to provide you products or services;



     - restricting access of nonpublic personal information to designated personnel responsible for maintaining information security practices; and prohibiting disclosure of nonpublic personal information of former customers to unaffiliated third parties unless required by law.



MEMBERS Capital Advisors' goal is to help our customers achieve their financial aspirations. We appreciate your business and look forward to serving your long-term investment needs. In light of the various ways our products are distributed, you may also receive other privacy notices from your financial representative or the broker/dealer with whom you conduct your business. Please read these notices carefully - protecting personal information should be everyone's business. If you have questions about our privacy practices, please call us at 1-800-877-6089.



               (The privacy notice is not part of the prospectus.)

MORE INFORMATION ABOUT MEMBERS MUTUAL FUNDS



THE FOLLOWING DOCUMENTS CONTAIN MORE INFORMATION ABOUT THE FUNDS AND ARE AVAILABLE FREE UPON REQUEST:



STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.



Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year (other than the Cash Reserves Fund).



Requesting Documents. You may request a copy of any of these reports, make shareholder inquiries, or request further information about the funds by contacting your financial representative or by contacting the funds at: MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089;
internet: www.membersfunds.com.



Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the funds also are available on the EDGAR database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.



                                                              Investment Company
                                                              File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION

                             MEMBERS(R) MUTUAL FUNDS
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE CURRENT EFFECTIVE PROSPECTUS FOR THE MEMBERS MUTUAL FUNDS (THE "TRUST"), WHICH IS REFERRED TO HEREIN. THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE TRUST'S PROSPECTUS DATED FEBRUARY 28, 2007, PLEASE CALL 1-800-877-6089 OR WRITE MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390.



THE TRUST'S AUDITED FINANCIAL STATEMENTS ARE INCORPORATED HEREIN BY REFERENCE TO THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, WHICH HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND PROVIDED TO ALL SHAREHOLDERS. FOR A COPY OF THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL MEMBERS MUTUAL FUNDS AT 1-800-877-6089.


                                February 28, 2007

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................     1

INVESTMENT PRACTICES ....................................................     1
   Lending Portfolio Securities .........................................     1
   Restricted and Illiquid Securities ...................................     1
   Options on Securities and Securities Indices .........................     1
   Future Contracts and Options on Future Contracts .....................     1
   Foreign Transactions .................................................     5
   Certain Bond Fund Practices ..........................................     9
   Lower-Rated Corporate Debt Securities ................................     9
   Other Debt Securities ................................................    10
   Convertible Securities ...............................................    10
   Repurchase Agreements ................................................    11
   Reverse Repurchase Agreements ........................................    11
   U.S. Government Securities ...........................................    11
   Forward Commitment and When-Issued Securities ........................    12
   Mortgage-Backed and Asset-Backed Securities ..........................    12
   Other Securities Related to Mortgages ................................    12
   Real Estate Investment Trusts ........................................    14
   Exchange Traded Funds ................................................    14
   Shares of Other Investment Companies .................................    15
   Types of Investment Risk .............................................    15
   Higher-Risk Securities and Practices .................................    16

FUND NAMES ..............................................................    18

INVESTMENT LIMITATIONS ..................................................    18

TEMPORARY DEFENSIVE POSITIONS ...........................................    19

PORTFOLIO TURNOVER ......................................................    19

MANAGEMENT OF THE TRUST .................................................    20
   Trustees and Officers ................................................    20
   Trustee Compensation .................................................    22
   Committees ...........................................................    22
   Trustee Holdings .....................................................    22

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST ..........    23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES .........    23

PORTFOLIO MANAGEMENT ....................................................    24
   The Management Agreement .............................................    24
   The Management Agreements with Subadvisers ...........................    25

PORTFOLIO MANAGERS ......................................................    26

TRANSFER AGENT ..........................................................    33

CUSTODIAN ...............................................................    33

DISTRIBUTION ............................................................    34
   Principal Underwriter and Distribution of Fund Shares ................    34
   Distribution (12b-1) Plans And Agreement .............................    34

BROKERAGE ...............................................................    35

TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
PROXY VOTING POLICIES, PROCEDURES AND RECORDS ...........................    36

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS ..............................    36

CODE OF ETHICS ..........................................................    38

HOW SECURITIES ARE OFFERED ..............................................    38
   Shares of Beneficial Interest ........................................    38
   Voting Rights ........................................................    38
   Limitation of Shareholder Liability ..................................    38
   Limitation of Trustee and Officer Liability ..........................    39
   Limitation of Interseries Liability ..................................    39

NET ASSET VALUE OF SHARES ...............................................    39
   Cash Reserves Fund ...................................................    39
   Portfolio Valuation ..................................................    39

DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................    40
   Federal Tax Status of the Funds ......................................    40
   Shareholder Taxation .................................................    42

MORE ABOUT PURCHASING AND SELLING SHARES ................................    44
   Offering Price .......................................................    44
   Initial Sales Charge on Class A Shares ...............................    45
   Deferred Sales Charge on Class B Shares ..............................    45
   Special Redemptions ..................................................    46

ADDITIONAL INVESTOR SERVICES ............................................    47
   Systematic Investment Program ........................................    47
   Systematic Withdrawal Program ........................................    47
   Exchange Privilege and Systematic Exchange Program ...................    47
   Reinstatement or Reinvestment Privilege ..............................    47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................    48

FINANCIAL STATEMENTS ....................................................    48

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES ............    49

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is a diversified open-end investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s) and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds currently available are CASH RESERVES, BOND, HIGH INCOME, DIVERSIFIED INCOME (formerly Balanced), LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL STOCK FUNDS, and the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS (COLLECTIVELY, THE "ALLOCATION FUNDS").


The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. Currently under Delaware law, business trusts organized in Delaware are now referred to as "statutory trusts." As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES


The MEMBERS Mutual Funds' prospectus describes the investment objectives and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Since each Allocation Fund will invest in shares of other investment companies, to the extent that an investment practice noted below describes specific securities, if an Allocation Fund engages in that investment practice, it will typically do so indirectly, through its investment in underlying funds.

LENDING PORTFOLIO SECURITIES


Each fund, except the CASH RESERVES and the ALLOCATION FUNDS, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 102% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33 1/3 % of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., (MCA) to be creditworthy and will not be made unless, in MCAs' judgment, the consideration to be earned from such loans would justify the risk.


When a fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the fund held the securities. See "Dividends, Distributions and Taxes."

RESTRICTED AND ILLIQUID SECURITIES


Each fund may invest in illiquid securities up to the percentage limits described on page 18 in the Higher-Risk Securities and Practices table. MCA or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK and HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Options. Each fund, except the CASH RESERVES FUND, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, in the Investment Adviser's discretion, a written call option or put option may be covered in other ways such as maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

Each fund, except the CASH RESERVES FUND, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. Each fund, except the CASH RESERVES FUND, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each fund, except the CASH RESERVES FUND, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (SEC) changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

SWAP AGREEMENTS


Each fund, except the CASH RESERVES FUND, may enter into interest rate, credit default, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return. Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.


Whether a fund's use of swap agreements enhances its total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Adviser will cause a fund to enter into swap agreements only with counterparties that are eligible as repurchase agreement counterparties under the fund's repurchase agreement guidelines.

Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each fund, except the CASH RESERVES FUND, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (CFTC). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty of (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Commodity Futures Trading Commission (CFTC), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (CPO), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds which may invest in futures transactions and related options transactions have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see Dividends, Distributions, and Taxes section later in this document).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN TRANSACTIONS

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the CASH RESERVES FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment in foreign securities are set forth in the prospectus and in the Higher-Risk Securities and Practices Table found later in this document.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and foreign money market securities. However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each fund may invest in ADRs; and each fund, except the CASH RESERVES FUND, may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the CASH RESERVES FUND, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MCA and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the CASH RESERVES FUND, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MID CAP GROWTH and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit (ECU), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these three funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. Each fund, except the CASH RESERVES FUND, may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities a fund intends to purchase. Each such fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. Each fund, except the CASH RESERVES FUND, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" section earlier in this document for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Each fund, except the CASH RESERVES FUND, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" table later in this document for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.


Interest Rate Swaps, Credit Default Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. Each fund, except the CASH RESERVES FUND, may each enter into interest rate, credit default and currency swaps for hedging purposes and to seek to increase total return. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The HIGH INCOME FUND typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these three funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.


The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. The fund does not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of each fund would be less favorable than it would have been if this investment technique were not used.

In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the funds' Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

CERTAIN BOND FUND PRACTICES

The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS (collectively, the "bond funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and DIVERSIFIED INCOME FUNDS will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See "Lower-Rated Corporate Debt Securities" below for a description of these securities and their attendant risks.

All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The BOND and DIVERSIFIED INCOME FUNDS will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The HIGH INCOME FUND may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date, but do not include mortgage backed security "dollar rolls".

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, except the CASH RESERVES FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

Zero Coupon, Deferred Interest and Pay-in-Kind. The BOND, DIVERSIFIED INCOME, HIGH INCOME and MID CAP GROWTH FUNDS may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Shareholder Taxation" later in this document.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. Each fund may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

CONVERTIBLE SECURITIES

Each fund, except the CASH RESERVES FUND, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the HIGH INCOME FUND invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

U.S. GOVERNMENT SECURITIES

Each fund may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government Securities may also include zero coupon bonds.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations
(CMOs) in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. See "Mortgage-Backed and Asset-Backed Securities."

Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS).

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, DIVERSIFIED INCOME and LARGE CAP VALUE FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MCA or its affiliates.

OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association (GNMA)), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration
(VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCS) which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of its assets in collateralized mortgage obligations or CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMO's and types of CMO's but is not intended to be an exhauster or exclusive list of each type of CMO the fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ( REMIC).

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of its assets in stripped mortgage-backed securities (SMBS) which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Mortgage Dollar Rolls. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

REAL ESTATE INVESTMENT TRUSTS

Each fund, except the CASH RESERVES FUND, may invest in shares of real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

EXCHANGE TRADED FUNDS (ETFS)


Each fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.


ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund's expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

SHARES OF OTHER INVESTMENT COMPANIES

Each fund, other than the ALLOCATION FUNDS, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the ALLOCATION FUNDS, currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MCA, or any of its affiliates.


The ALLOCATION FUNDS may invest 100% of their assets in shares of other investment companies and will generally invest substantially all of their assets in shares of other investment companies. As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.


TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's Investment Adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that a Fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

HIGHER-RISK SECURITIES AND PRACTICES

SECURITY OR PRACTICE                                        DESCRIPTION                                    RELATED RISKS
--------------------             ----------------------------------------------------------------  ----------------------------
American Depository Receipts     ADRs are receipts typically issued by a U.S. financial            Market, currency,
(ADRs)                           institution which evidence ownership of underlying securities of  information, natural event,
                                 foreign corporate issuers. Generally, ADRs are in registered      and political risks (i.e.,
                                 form and are designed for trading in U.S. markets.                the risks of foreign
                                                                                                   securities).

Asset-Backed Securities          Securities backed by pools of commercial and/or consumer loans    Credit, extension,
                                 such as motor vehicle installment sales, installment loan         prepayment, and interest
                                 contracts, leases of various types of real and personal           rate risks.
                                 property, receivables from revolving credit (i.e., credit card)
                                 agreements and other categories of receivables.

Borrowing                        The borrowing of money from financial institutions or through     Leverage and credit risks.
                                 reverse repurchase agreements.

Emerging Market Securities       Any foreign securities primarily traded on exchanges located in   Credit, market, currency,
                                 or issued by companies organized or primarily operating in        information, liquidity,
                                 countries that are considered lesser developed than countries     interest rate, valuation,
                                 like the U.S., Australia, Japan, or those of Western Europe.      natural event, and political
                                                                                                   risks.

European and Global Depository   EDRs and GDRs are receipts evidencing an arrangement with a       Market, currency,
Receipts (EDRs and GDRs)         non-U.S. financial institution similar to that for ADRs and are   information, natural event,
                                 designed for use in non-U.S. securities markets. EDRs and GDRs    and political risks (i.e.,
                                 are not necessarily quoted in the same currency as the            the risks of foreign
                                 underlying security.                                              securities).

Foreign Money Market Securities  Short-term debt obligations issued either by foreign financial    Market, currency,
                                 institutions or by foreign branches of U.S. financial             information, interest rate,
                                 institutions or foreign issuers.                                  natural event, and political
                                                                                                   risks.

Foreign Securities               Securities issued by companies organized or whose principal       Market, currency,
                                 operations are outside the U.S., securities issued by companies   information, natural event,
                                 whose securities are principally traded outside the U.S., or      and political risks.
                                 securities denominated or quoted in foreign currency. The term
                                 "foreign securities" includes ADRs, EDRs, GDRs, and foreign money market securities.

Forward Foreign Currency         Contracts involving the right or obligation to buy or sell a      Currency, liquidity, and
Exchange Contracts               given amount of foreign currency at a specified price and future  leverage risks. When used
                                 date.                                                             for hedging, also has
                                                                                                   hedging, correlation, and
                                                                                                   opportunity risks. When
                                                                                                   used speculatively, also has
                                                                                                   speculation risks.

Futures Contracts (including     In general, an agreement to buy or sell a specific amount of a    Interest rate, currency,
financial futures contracts)     commodity, financial instrument, or index at a particular price   market, hedging or
                                 on a stipulated future date. Financial futures contracts include  speculation, leverage,
                                 interest rate futures contracts, securities index futures         correlation, liquidity,
                                 contracts, and currency futures contracts. Unlike an option, a    credit, and opportunity
                                 futures contract obligates the buyer to buy and the seller to     risks.
                                 sell the underlying commodity or financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.

Illiquid Securities              Any investment that may be difficult or impossible to sell        Liquidity, valuation and
                                 within 7 days for the price at which the fund values it.          market risks.

Mortgage-Backed Securities       Securities backed by pools of mortgages, including passthrough    Credit, extension,
                                 certificates, planned amortization classes (PACs), targeted       prepayment, and interest
                                 amortization classes (TACs), collateralized mortgage obligations  rate risks.
                                 (CMOs), and when available, pools of mortgage loans generated by credit unions.

Non-Investment Grade Securities  Investing in debt securities rated below BBB/Baa (i.e., "junk"    Credit, market, interest
                                 bonds).                                                           rate, liquidity, valuation,
                                                                                                   and information risks.

Options (including options on    In general, an option is the right to buy (called a "call") or    Interest rate, currency,
financial futures contracts)     sell (called a "put") property for an agreed-upon price at any    market, hedging or
                                 time prior to an expiration date. Both call and put options may   speculation, leverage,
                                 be either written (i.e., sold) or purchased on securities,        correlation, liquidity,
                                 indices, interest rate futures contracts, index futures           credit, and opportunity
                                 contracts, or currency futures contracts.                         risks.

SECURITY OR PRACTICE                                        DESCRIPTION                                    RELATED RISKS
--------------------             ----------------------------------------------------------------  ----------------------------
Repurchase Agreements            The purchase of a security that the seller agrees to buy back     Credit risk.
                                 later at the same price plus interest.

Restricted Securities            Securities originally issued in a private placement rather than   Liquidity, valuation, and
                                 a public offering.  These securities often cannot be freely       market risks.
                                 traded on the open market.

Reverse Repurchase Agreements    The lending of short-term debt securities; often used to          Leverage and credit risks.
                                 facilitate borrowing.

Securities Lending               The lending of securities to financial institutions, which        Credit risk.
                                 provide cash or government securities as collateral.

Shares of Other Investment       The purchase of shares issued by other investment companies.      Market risks and the
Companies                        These investments are subject to the fees and expenses of both    layering of fees and
                                 the MEMBERS Mutual Funds and the other investment company.        expenses.

Short-Term Trading               Selling a security soon after purchase or purchasing it soon      Market risk.
                                 after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).

Smaller Capitalization           The purchase of securities issued by a company with a market      Market risk.
Companies                        capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding)
                                 of less than $2 billion.

Swaps                            The entry into interest rate, index and currency exchange rate    Market, liquidity, currency,
                                 swap agreements whereby the parties agree to exchange rates of    leverage and opportunity
                                 return (or differentials therein) earned or realized on           risks.
                                 predetermined investments or instruments.

When-Issued Securities and       The purchase or sale of securities for delivery at a future       Market, opportunity, and
Forward Commitments              date; market value may change before delivery.                    leverage risks.

HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only, for actual usage, consult the fund's annual and semi-annual reports.


                                                                        Large   Large    Mid
                                  Cash             High   Diversified    Cap     Cap     Cap
                                Reserves   Bond   Income     Income     Value  Growth   Value
                                --------  ------  ------  -----------  ------  ------  ------
Investment Practices
Borrowing; Reverse
Repurchase Agreements             30      30      30         30        30      30      30
Repurchase Agreements              *        *       *          *         *       *       *
Securities Lending                 X      33 1/3  33 1/3     33 1/3    33 1/3  33 1/3  33 1/3
Short-term Trading                 *        *       *          *         *      *        *
When-Issued Securities;
Forward Commitments               25      25      25         25        25      25      25

Conventional Securities
Shares of Other
Investment Companies              10      10      10         10        10      10      10
Non-Investment Grade
Securities                         X      20        *        20        20      20      20
Foreign Securities                25(1)   25      50         25        25      25      25
Emerging Market
Securities                         X      10      25         15        15      15      15
Illiquid Securities(2)            10      15      15         15        15      15      15
Restricted Securities             25**    15      30         15        15      15      15
Mortgage-backed Securities         X      50***   30         25***     10       X       X

Derivative Securities and
Contracts
Swaps, Options and Futures
Contracts
   -    Swaps                      X      15      15         15        15      15      15
   -    Options on Securities,
        Indices or Currencies      X      10**    10         15        20      20      20
   -    Futures Contracts(3)       X      10**    10**       15        20      20      20
   -    Options on Futures
        Contracts(3)               X      10**    10**       15        20      20      20
Forward Foreign Currency
Exchange Contracts                 X      10**    10         10**      10**    10**    10**

                                  Mid    Small   Small
                                  Cap     Cap     Cap    Int'l   Cons.   Mod.    Agg.
                                Growth   Value  Growth   Stock  Alloc.  Alloc.  Alloc.
                                ------  ------  ------  ------  ------  ------  ------
Investment Practices
Borrowing; Reverse
Repurchase Agreements           30      30      30      30       30       30      30
Repurchase Agreements             *       *       *       *        *        *        *
Securities Lending              33 1/3  33 1/3  33 1/3  33 1/3     **       **      **
Short-term Trading                *       *       *       *        *        *        *
When-Issued Securities;
Forward Commitments               *       *       *      25        **       **      **

Conventional Securities
Shares of Other
Investment Companies            10      10      10      10      100      100     100
Non-Investment Grade
Securities                      20      30      30      20         **       **      **
Foreign Securities              25      20      20        *        **       **      **
Emerging Market
Securities                      15      15      15      50         **       **      **
Illiquid Securities(2)          15      15      15      15         **       **      **
Restricted Securities           15      15      15      15         **       **      **
Mortgage-backed Securities       X       X       X       X         **       **      **

Derivative Securities and
Contracts
Swaps, Options and Futures
Contracts
   -    Swaps                   15      15      15      15         **       **      **
   -    Options on Securities,
        Indices or Currencies   20**    25**    25**    10**       **       **      **
   -    Futures Contracts(3)    20**    25**    25**    10**       **       **      **
   -    Options on Futures
        Contracts(3)            20**    25**    25**    10**       **       **      **
Forward Foreign Currency
Exchange Contracts              10      10**    10**    10**       **       **      **


(1)  U.S. Dollar-denominated foreign money market securities only. ** ** **


(2)  Numbers in this row refer to net, rather than total assets.


(3) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

LEGEND

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

***  Excluding government sponsored agency paper.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the BOND, HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;


(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), except that each Allocation Fund may invest more than 25% of its assets in any one underlying affiliated fund.;


(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

CASH RESERVES FUND          25% (limited to U.S. dollar denominated foreign money market securities)
BOND FUND                   25%
HIGH INCOME FUND            50%
DIVERSIFIED INCOME FUND     25%
LARGE CAP VALUE FUND        25%
LARGE CAP GROWTH FUND       25%
MID CAP VALUE FUND          25%
MID CAP GROWTH FUND         25%
SMALL CAP VALUE FUND        20%
SMALL CAP GROWTH FUND       20%
INTERNATIONAL STOCK FUND   100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the CASH RESERVES FUND) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Notwithstanding the foregoing investment limitations, the underlying funds in which the Allocation Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting an Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the CASH RESERVES FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.

Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the DIVERSIFIED INCOME and MID CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the DIVERSIFIED INCOME and MID CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.

MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MCA, the fund's adviser. At all times, however, a majority of board members will not be affiliated with MCA or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

TRUSTEES AND OFFICERS


Each Trustee and Officer oversees 27 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 14 portfolios and the Ultra Series Fund with 13 portfolios. The address of each Trustee and Officer is 5910 Mineral Point Road, Madison, WI 53705.


INTERESTED TRUSTEES AND OFFICERS


                                               TERM OF
                                                OFFICE                                                   NUMBER OF       OTHER
                                                 AND                                                     PORTFOLIOS     OUTSIDE
                               POSITION(S)    LENGTH OF                                                 OVERSEEN IN  DIRECTORSHIPS
          NAME AND              HELD WITH        TIME              PRINCIPAL OCCUPATION DURING              FUND        HELD BY
        YEAR OF BIRTH            THE FUND     SERVED(1)                  PAST FIVE YEARS                 COMPLEX(2)     TRUSTEES
        -------------         -------------  -----------  --------------------------------------------  -----------  -------------
David P. Marks(3, 4)          Trustee,       2006 -       CUNA Mutual Insurance Society, Madison, WI         27           CBRE
1947                          President and  Present      Chief Investment Officer, 2005-Present                         Realty
                              Principal                                                                                 Finance
                              Executive                   MEMBERS Capital Advisors, Inc., Madison, WI
                              Officer (PEO)               President, 2005-President

                                                          CUNA Mutual Life Insurance Company, Madison,
                                                          WI, Chief Officer-Investments, 2005-Present

                                                          Citigroup Insurance Investors, Hartford, CT
                                                          Chief Investment Officer, 2004-2005

                                                          Cigna Investments, Hartford, CT
                                                          Chief Investment Officer, 2002-2004

                                                          Green Mountain Partners, Quechee, VT
                                                          2001-2002

                                                          Allianz Investments, Westport, CT,
                                                          Chief Investment Officer, 1991-2001

Lawrence R. Halverson(3, 4)   Trustee        1997 -       MEMBERS Capital Advisors, Inc., Madison, WI        27           None
1945                          President      Present      Managing Director, Equities,
                              and PEO        1997-2005    2006-Present; Senior Vice President,
                                                          Equities, 1996-2005

Molly Nelson(3)               Chief          2005 -       MEMBERS Capital Advisors, Inc., Madison, WI        27           None
1962                          Compliance     Present      Vice President, Chief Compliance Officer,
                              Officer                     2005- Present

                                                          Harris Associates L.P., Chicago, IL
                                                          Chief Compliance Officer/Advisor, 1985-2005

Mary E. Hoffmann(3)           Treasurer      1998 -       MEMBERS Capital Advisors, Inc., Madison, WI        27           N/A
1970                                         Present      Vice President-Finance & Operations,
                                                          2006-Present; Assistant Vice President-
                                                          Finance & Operations, 2001-2005

Holly S. Baggot(3)            Secretary      1999 -       MEMBERS Capital Advisors, Inc., Madison, WI        27           N/A
1960                          and Assistant  Present      Director, Mutual Fund Operations,
                              Treasurer                   2006-Present; Operations Officer-Mutual
                                                          Funds, 2005-2006; Senior Manager-Product
                                                          &Fund Operations, 2001-2005

Dan Owens(3)                  Assistant      2000 -       MEMBERS Capital Advisors, Inc., Madison, WI        27           N/A
1966                          Treasurer      Present      Director, Investment Operations,
                                                          2006-Present; Investment Operations Officer,
                                                          2005-2006; Senior Manager-Portfolio
                                                          Operations, 2001-2005


----------
(1) Trustees serve in such capacity until the first to occur: (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72.


(2) The fund complex consists of the Trust with 14 portfolios, and Ultra Series Fund with 13 portfolios.


(3)  "Interested person" as defined in the 1940 Act.

(4) Considered an "interested" trustee because of the position held with the investment advisor of the Trust.

INDEPENDENT TRUSTEES


                                               TERM OF
                                                OFFICE                                                   NUMBER OF       OTHER
                                                 AND                                                     PORTFOLIOS     OUTSIDE
                               POSITION(S)    LENGTH OF                                                 OVERSEEN IN  DIRECTORSHIPS
          NAME AND              HELD WITH        TIME              PRINCIPAL OCCUPATION DURING              FUND        HELD BY
        YEAR OF BIRTH            THE FUND     SERVED(3)                  PAST FIVE YEARS                 COMPLEX(4)     TRUSTEES
        -------------         -------------  -----------  --------------------------------------------  -----------  -------------
Rolf F. Bjelland              Chairman       2006 -       Lutheran Brotherhood Mutual Funds                  27          Regis
1938                                         Present      Chairman and President, 1983-2002;                             Corp.,
                                                                                                                        Director,
                              Trustee        2003 -       Lutheran Brotherhood (now Thrivent                          1982-Present
                                             Present      Financial), Chief Investment Officer, to
                                                          2002

Linda S. Foltz                Trustee        2006 -       Dougherty Consulting, LLC, President/ Owner,       27          Direct
1950                                         Present      2005-Present                                                  Supply,
                                                                                                                          Inc.
                                                          Direct Supply, Inc., Executive Vice                           Director,
                                                          President of Corporate Development and                      2003-Present
                                                          Chief Financial Officer, 1988-2005

Steven P. Riege               Trustee        2005 -       The Rgroup, Mequon, WI, Consulting,                27           None
1954                                         Present      2001-Present

                                                          Robert W. Baird & Company, Milwaukee, WI,
                                                          Sr. Vice President Marketing/Vice
                                                          President Human Resources, 1986-2001

Richard E. Struthers          Trustee        2004 -       Clearwater Capital Management, Minneapolis,        27           None
1952                                         Present      MN, Chairman and CEO, 1998-Present


Set forth below for each of the Trust's Officers and Trustees other than the Independent Trustees is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The Independent Trustees did not hold any such positions, other than serving as Trustees of the other portfolios in the Fund Complex.


                          POSITIONS HELD WITH AFFILIATED PERSONS OR    OTHER FUNDS IN FUND COMPLEX FOR
         NAME                PRINCIPAL UNDERWRITER OF THE TRUST        WHICH THE SAME POSITION IS HELD
         ----           --------------------------------------------   -------------------------------
David P. Marks          MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        President and Director, 2005-Present             consisting of 13 portfolios

Lawrence R. Halverson   MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        Managing Director, Equities, 1996-Present;       consisting of 13 portfolios
                        Senior Vice President, 1996-2006;

Molly Nelson            MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        Vice President and Chief Compliance Officer,     consisting of 13 portfolios
                        2005-Present

Holly S. Baggot         MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        Director, Mutual Fund Operations,                consisting of 13 portfolios
                        2006-Present; Operations Officer-Mutual
                        Funds, 2005-2006; Senior Manager, Product
                        Operations 2001-2005

Mary E. Hoffmann        MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        Vice President-Finance & Operations,             consisting of 13 portfolios
                        2006-Present; Assistant Vice
                        President-Finance & Operations, 2001-2005

Dan Owens               MEMBERS Capital Advisors, Inc.                        Ultra Series Fund
                        Director, Investment Operations,                 Consisting of 13 portfolios
                        2006-Present; Investment Operations Officer,
                        2005-Present; Senior Manager, Portfolio
                        Operations, 2001-2005


----------
(3) Trustees serve in such capacity until the first to occur: (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72.


(4) The Fund Complex consists of the Trust with 14 portfolios, and Ultra Series Fund with 13 portfolios.

TRUSTEE COMPENSATION


                           AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
      TRUSTEE NAME              FROM TRUST(1)       TRUST AND FUND COMPLEX(1, 2)
      ------------         ----------------------   ----------------------------
David P. Marks(3)                     none                        none
Lawrence R. Halverson(3)              none                        none
Rolf F. Bjelland                   $22,875                     $45,750
Gwendolyn M. Boeke(4)              $17,500                     $35,000
Linda S. Foltz(5)                      N/A                         N/A
Steven P. Riege                    $17,500                     $35,000
Richard E. Struthers               $18,125                     $36,250


(1)  Amounts for the fiscal year ending October 31, 2006.


(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.


(3)  Non-compensated interested trustee.

(4)  Ms. Boeke's service on the Board of Trustees ended on November 30, 2006.

(5) Ms. Foltz did not receive any compensation from the Trust or fund complex during fiscal year 2006 because she was not elected to the Board of Trustees until November 30, 2006.

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

COMMITTEES

AUDIT COMMITTEE

Members: Richard E. Struthers, Chairman; Linda S. Foltz; Steven P. Riege; and Rolf F. Bjelland.

Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes to meet with the Funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the Fund's financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Funds.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the Fund by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants and reports to the Board of Trustees from time to time and makes such recommendations as the committee deems necessary or appropriate.

The Audit Committee met four times in 2006.


TRUSTEES HOLDINGS AS OF NOVEMBER 30, 2006.


INTERESTED TRUSTEES


                        DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
   NAME OF TRUSTEE          IN MEMBERS MUTUAL FUNDS(1)      SECURITIES IN FUND COMPLEX(1, 2)
   ---------------      ---------------------------------   --------------------------------
David P. Marks                         none                         $10,001 - $50,000
Lawrence R. Halverson           $50,001 - $100,000                    over $100,000


INDEPENDENT TRUSTEES


Rolf F. Bjelland                  over $100,000                       over $100,000
Linda S. Foltz                         none                               none
Steven P. Riege                        none                               none
Richard E. Struthers            $10,001 - $50,000                   $10,001 - $50,000



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their "immediate family" as described in the prospectus) who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies or were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES

Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


The following table sets forth 5% or more record ownership of shares of each fund as of January 31, 2007.


CLASS A SHARES


                                                           LARGE   LARGE    MID   SMALL   SMALL
                                           CASH     HIGH    CAP     CAP     CAP    CAP     CAP   INT'L   CONS.   MOD.    AGG.
SHAREHOLDER                              RESERVES  INCOME  VALUE  GROWTH  GROWTH  VALUE  GROWTH  STOCK  ALLOC.  ALLOC.  ALLOC.
-----------                              --------  ------  -----  ------  ------  -----  ------  -----  ------  ------  ------
CUNA Mutual Insurance Society,
Madison, WI                               19.35%                                                 19.89%

CUNA Mutual Life Insurance Co.,
Madison, WI                               19.42%    21.2%                                        10.43% 19.76%   5.43%  19.65%

CUMIS Insurance Society, Inc.,
Madison, WI                                                                        100%   100%

Trust Under CMIS Non-Qualified Deferred
Compensation Plan for Employees,
Madison, WI                               17.37%           14.82%  8.74%   10.5%

Alaska USA Trust Company,
Anchorage, AK                                       7.48%

Pershing LLC.*
Jersey City, NJ                                                                                         13.72%



*    Ownership represents ownership of record rather than beneficial ownership.


CLASS B SHARES


                                 SMALL    SMALL
                                  CAP      CAP     CONS.
SHAREHOLDER                      VALUE   GROWTH   ALLOC.
-----------                      -----   ------   ------
CUMIS Insurance Society, Inc.,    100%    100%
Madison, WI

Pershing LLC.*                                     6.2%
Jersey City, NJ



*    Ownership represents ownership of record rather than beneficial ownership.



CLASS Y SHARES



                                                                     LARGE    LARGE    MID      MID    SMALL    SMALL
                                           CASH              HIGH     CAP      CAP     CAP      CAP     CAP      CAP    INT'L
SHAREHOLDER                              RESERVES    BOND   INCOME   VALUE   GROWTH   VALUE   GROWTH   VALUE   GROWTH   STOCK
-----------                              --------   -----   ------   -----   ------   -----   ------   -----   ------   -----
MEMBERS Conservative Allocation Fund,
Madison, WI                               14.09%    13.92%   5.58%            5.09%

MEMBERS Moderate Allocation Fund,
Madison, WI                               24.10%    24.17%  31.92%   21.15%  20.58%   20.18%  21.34%   19.30%  21.68%   18.98%

MEMBERS Aggressive Allocation Fund,
Madison, WI                                                           7.61%   7.49%   10.54%   8.46%   11.11%   9.66%   10.14%

Ultra Series Conservative Allocation
Fund, Madison, WI                         21.26%    20.50%   8.17%    5.85%   7.31%

Ultra Series Moderate Allocation Fund,
Madison, WI                               40.56%    41.42%  54.34%   35.83%  34.39%   33.87%  35.81%   32.43%  36.35%   32.20%

Ultra Series Aggressive Allocation
Fund, Madison, WI                                                    25.54%  25.14%   35.40%  28.39%   37.16%  32.31%   34.03%



The funds' trustees, officers and directors, as a group, owned less than 1% of the outstanding voting securities of each fund on January 31, 2007.

PORTFOLIO MANAGEMENT

THE MANAGEMENT AGREEMENT WITH MEMBERS CAPITAL ADVISORS, INC. (MCA)


The Management Agreement ("Agreement") requires that MCA provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services, the Trust paid MCA a fee computed at an annualized percentage rate on the average daily value of the net assets of each fund as indicated below.



                                            TOTAL ADVISORY       TOTAL ADVISORY      TOTAL ADVISORY
                                             FEES INCURRED       FEES INCURRED        FEES INCURRED
                                           DURING THE FISCAL   DURING THE FISCAL    DURING THE FISCAL
                             MANAGEMENT   YEAR ENDED OCTOBER       YEAR ENDED      YEAR ENDED OCTOBER
           FUND                  FEE           31, 2006         OCTOBER 31, 2005        31, 2004
           ----              ----------   ------------------   -----------------   ------------------
Cash Reserves                   0.40%         $   65,883           $   73,584          $   87,223
Bond                            0.50%         $  518,600           $  563,848          $  681,740
High Income                     0.55%         $  298,829           $  377,280          $  338,945
Diversified Income              0.65%         $1,245,230           $1,367,472          $1,290,552
Large Cap Value                 0.55%         $  983,596           $  989,033          $  900,945
Large Cap Growth                0.75%         $  939,119           $1,041,788          $1,062,750
Mid Cap Value                   0.95%         $  637,040           $  632,671          $  530,143
Mid Cap Growth                  0.75%         $  377,980           $  332,655          $  250,749
Small Cap Value(1)              1.00%                  0                    0                   0
Small Cap Growth(1)             1.00%                  0                    0                   0
International Stock             1.05%         $  903,240           $  654,726          $  484,408
Conservative Allocation(2)      0.20%         $    1,247                    0                   0
Moderate Allocation(2)          0.20%         $    3,061                    0                   0
Aggressive Allocation(2)        0.20%         $    1,303                    0                   0
                                              ----------           ----------          ----------
   Totals                                     $5,975,128           $6,033,057          $5,627,455
                                              ==========           ==========          ==========



(1)  Fund commenced investment operations on December 27, 2006.



(2)  Fund commenced investment operations on June 30, 2006.


MCA has contractually agreed, until at least February 28, 2008, to reimburse all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):


FUND                      CLASS A   CLASS B   CLASS Y
----                      -------   -------   -------
Conservative Allocation    0.70%     1.45%      n/a
Moderate Allocation        0.70%     1.45%      n/a
Aggressive Allocation      0.70%     1.45%      n/a
Cash Reserves              0.55%     1.30%     0.55%
Bond                       0.90%     1.65%     0.65%
High Income                1.00%     1.75%     0.75%
Diversified Income         1.10%     1.85%      n/a
Large Cap Value            1.20%     1.95%     0.95%
Large Cap Growth           1.20%     1.95%     0.95%
Mid Cap Value              1.40%     2.15%     1.15%
Mid Cap Growth             1.40%     2.15%     1.15%
Small Cap Value            1.50%     2.25%     1.25%
Small Cap Growth           1.50%     2.25%     1.25%
International Stock        1.60%     2.35%     1.35%



Any reimbursement made by MCA to a fund is subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.


MCA makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the SEC and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MCA's' duties.

MEMBERS CAPITAL ADVISORS, INC. (MCA)

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MCA. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. MCA has servicing agreements with CUNA Mutual Insurance

Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

MCA's' directors and principal officers are as follows:


David P. Marks          Director, Chair and President
Faye A. Patzner         Director & Secretary
Christine M. Anderson   Director & Treasurer
Thomas J. Merfeld       Director
John W. Petchler        Vice President
James H. Metz           Vice President
Molly Nelson            Chief Compliance Officer
Mary E. Hoffmann        Assistant Secretary and Assistant Treasurer
Tracy K. Lien           Assistant Secretary


THE MANAGEMENT AGREEMENTS WITH SUBADVISERS

As described in the prospectus, MEMBERS Capital Advisors (MCA) manages the assets of the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MCA allocates each fund's assets among one or more "specialist" subadvisers (each, a "subadviser"). The Trust and MCA have received an order from the SEC that permits the hiring of Subadvisers without shareholder approval. If MCA hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL STOCK FUNDS, and a portion of the assets of the MID CAP VALUE FUND, MCA retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MCA may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS.


THE SUBADVISER FOR THE HIGH INCOME FUND



As of the date of the prospectus, Shenkman Capital Management, Inc. (SCM) is the only subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, SCM receives a management fee from MCA, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MCA paid a management fee to SCM as follows:



Fiscal year ended October 31    Amount
----------------------------   --------
            2006               $203,779
            2005               $171,594


Pursuant to an investment sub-advisory agreement between MCA and Massachusetts Financial Services (MFS) that was terminated February 28, 2005, MCA paid a management fee to MFS as follows:

Fiscal year ended October 31    Amount
----------------------------   --------
            2005               $ 85,747
            2004               $233,139


THE SUBADVISER FOR THE MID CAP VALUE FUND


As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadviser managing a portion of the assets of the MID CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:


Fiscal year ended October 31    Amount
----------------------------   --------
            2006                $80,488
            2005                $79,706
            2004                $66,833



THE SUBADVISER FOR THE MID CAP GROWTH FUND


As of the date of the prospectus, Wellington Management is the only subadviser managing the assets of the MID CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:


Fiscal year ended October 31    Amount
----------------------------   --------
            2006               $252,147
            2005               $221,202
            2004               $166,879

THE SUBADVISER FOR THE SMALL CAP VALUE FUND


As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only subadviser managing the assets of the SMALL CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund.

THE SUBADVISER FOR THE SMALL CAP GROWTH FUND

As of the date of the prospectus, Paradigm Asset Management Company, LLC ("Paradigm") is the only subadviser managing the assets of the SMALL CAP GROWTH FUND. For its services to the fund, Paradigm receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly based on the average daily net assets in the fund.

THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND

As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MCA, computed and accrued daily and paid monthly based on the average daily net assets in the fund. MCA paid a management fee to Lazard as follows:


Fiscal Year Ended October 31    Amount
----------------------------   --------
            2006               $536,753
            2005               $412,891
            2004               $321,945


PORTFOLIO MANAGERS

MEMBERS CAPITAL ADVISORS, INC. (MCA)

Compensation: Portfolio manager compensation at MCA consists of a base amount, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MCA for all major clients, and the financial results of MCA and its parent company, CUNA Mutual Group. The long-term incentive award is based on the overall investment results of MCA for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MCA-managed funds as directed by the portfolio manager.


THE FOLLOWING INFORMATION IS AS OF NOVEMBER 30, 2006.


Other Accounts Managed:


EDWARD J. MEIER - CASH RESERVES FUND



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            1            $87 million             0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             0                 0                  0                   0



DEAN J. "JACK" CALL - BOND FUND and DIVERSIFIED INCOME FUND - FIXED INCOME
PORTION



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            2            $956 million            0                   0
Other Pooled Investment Vehicles           0                  0                 0                   0
Other Accounts                             0                  0                 0                   0



JOHN H. BROWN - DIVERSIFIED INCOME FUND - EQUITY PORTION



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            1           $ 735 million            0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                             4           $313.5 million           0                   0

SCOTT D. OPSAL - LARGE CAP VALUE FUND and the ALLOCATION FUNDS



                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            4          $1,420.2 million           0                   0
Other Pooled Investment Vehicles           0                 0                   0                   0
Other Accounts                             0                 0                   0                   0



BRUCE A. EBEL - LARGE CAP GROWTH FUND



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            1            $650 million            0                   0
Other Pooled Investment Vehicles           0                  0                 0                   0
Other Accounts                             0                  0                 0                   0



LIVIA S. ASHER - MID CAP VALUE FUND



                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            1            $297 million            0                   0
Other Pooled Investment Vehicles           0                  0                 0                   0
Other Accounts                             0                  0                 0                   0


MEMBERS CAPITAL ADVISORS IS NOT AWARE OF ANY MATERIAL CONFLICTS RELATED TO THE MANAGEMENT OF SIMILAR ACCOUNTS.

AS OF DECEMBER 31, 2006, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


                            DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER      IN MEMBERS MUTUAL FUNDS(1)       SECURITIES IN FUND COMPLEX (1, 2)
-------------------------   ---------------------------------   ---------------------------------
Edward J. Meier                            none                          $10,001 - $50,000
Dean J. "Jack" Call                        none                                none
John H. Brown                              none                            over $100,000
Scott D. Opsal                             none                         $50,001 - $100,000
Bruce A. Ebel                              none                          $10,001 - $50,000
Livia S. Asher                         $1 - $10,000                        $1 - $10,000



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.


SHENKMAN CAPITAL MANAGEMENT, INC.

Compensation: Shenkman Capital Management, Inc. (SCM) offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member's merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Portfolio Managers represent the majority of the firm's senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm's investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm's growth and profitability. All of the Senior Portfolio Managers are owners of the firm.

Other Accounts Managed:

MARK R. SHENKMAN


                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED        ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            3          $  525.2 million           0                   0
Other Pooled Investment Vehicles          12          $1,374.2 million           4             $497.9 million
Other Accounts                            82          $8,422.9 million           2             $631.4 million

FRANK X. WHITLEY


                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            0                 0                   0                   0
Other Pooled Investment Vehicles           1          $  303.5 million           1             $303.5 million
Other Accounts                             8          $2,294.5 million           0                   0


MARK J. FLANAGAN


                                                                                              TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS         ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ----------------   -----------------   -----------------
Registered Investment Companies            3          $  525.2 million           0                   0
Other Pooled Investment Vehicles           3          $  454.6 million           1             $62.4 million
Other Accounts                             8          $2,221.8 million           0                   0



Material Conflicts of Interest: As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm's Compliance Manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the MEMBERS High Income Fund.



A potential conflict of interest may arise as a result of SCM's management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM's basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the MEMBERS High Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the MEMBERS High Income Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.



SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not "front-run" trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which SCM acts as sub-adviser.



SCM is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. SCM maintains an allocation policy and the firm's Chief Compliance Officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.



SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these "cross trade" transactions may nonetheless create an inherent conflict of interest because SCM has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, SCM ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.



AS OF OCTOBER 31, 2006, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:



                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER      IN MEMBERS MUTUAL FUNDS(1)       SECURITIES IN FUND COMPLEX(1, 2)
-------------------------   ---------------------------------   --------------------------------
Mark R. Shenkman                           none                                none
Frank X. Whitley                           none                                none
Mark J. Flanagan                           none                                none



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.

WELLINGTON MANAGEMENT COMPANY, LLP

Compensation: Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MEMBERS Capital Advisors (MCA). The following information relates to the fiscal year ended October 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salaries for Messrs. Boggan and O'Brien, both partners of Wellington Management, are determined by the Managing Partners of the firm. Messrs. Boggan and O'Brien's base salaries are generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.


        FUND           BENCHMARK INDEX AND/OR PEER GROUP FOR THE INCENTIVE PERIOD*
        ----           -----------------------------------------------------------
Mid Cap Growth Fund    Russell 2500TM Growth Index
Mid Cap Value Fund     Russell 2500TM Value Index (prior to May 1, 2005 Russell 2000(R) Value Index)
Small Cap Value Fund   Russell 2000(R) Value Index


*    Mr. Boggan began managing the Mid Cap Growth Fund effective February 28,
     2006.

Other Accounts Managed:

TIMOTHY J. MCCORMACK - MID CAP VALUE FUND and SMALL CAP VALUE FUND


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            6           $  981,380,240           0                        0
Other Pooled Investment Vehicles           3           $  219,865,567           0                        0
Other Accounts                            15           $1,021,787,154           1              $66,801,722


STEPHEN T. O'BRIEN - MID CAP VALUE FUND and SMALL CAP VALUE FUND


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            6           $  981,380,240           0                        0
Other Pooled Investment Vehicles           3           $  219,865,567           0                        0
Other Accounts                            15           $1,021,787,154           1              $66,801,722


SHAUN F. PEDERSEN - MID CAP VALUE FUND and SMALL CAP VALUE FUND


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            6           $  981,380,240           0                        0
Other Pooled Investment Vehicles           3           $  219,865,567           0                        0
Other Accounts                            15           $1,021,787,154           1              $66,801,722

FRANCIS J. BOGGAN - MID CAP GROWTH FUND


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            3           $  650,147,783           0                         0
Other Pooled Investment Vehicles           8           $  511,965,386           0                         0
Other Accounts                            18           $1,475,683,178           1              $102,373,527



Material Conflicts of Interest: Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Funds' Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.



An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.


Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.


AS OF OCTOBER 31, 2006, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:



                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER       IN MEMBERS MUTUAL FUNDS(1)      SECURITIES IN FUND COMPLEX(1, 2)
-------------------------   ---------------------------------   --------------------------------
Francis J. Boggan                          none                               none
Stephen T. O'Brien                         none                               none
Timothy J. McCormack                       none                               none
Shaun F. Pederson                          none                               none



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios


PARADIGM ASSET MANAGEMENT COMPANY, LLC

Compensation: Paradigm Asset Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MEMBERS Capital Advisors. The following information relates to the period beginning September 30, 2006.

Paradigm Asset Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Paradigm's compensation of the investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the funds ("Investment Professionals") includes a base salary and a share of the firm's profits, if any, through their partnership interest in the firm.

Other Accounts Managed:

JAMES E. FRANCIS


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                            25           $886.5 million           1             $37.7 million


JEFFREY E. MARCUS


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                            25           $886.5 million           1             $37.7 million


GREGORY PAI


                                                                                             TOTAL ASSETS IN
                                                                          ACCOUNTS WITH       ACCOUNTS WITH
                                    NUMBER OF OTHER   TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED       ACCOUNTS        ADVISORY FEES       ADVISORY FEES
        -----------------          ----------------   ---------------   -----------------   -----------------
Registered Investment Companies            0                 0                  0                   0
Other Pooled Investment Vehicles           0                 0                  0                   0
Other Accounts                            25           $886.5 million           1             $37.7 million


Material Conflicts of Interest: Individual investment professionals at Paradigm Asset Management manage multiple portfolios for multiple clients. These accounts may include, but not be limited to, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professionals make investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Paradigm Asset Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Paradigm Asset Management. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Paradigm Asset Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Paradigm Asset Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Paradigm Asset Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Paradigm Asset Management periodically assesses whether its Investment Professionals have adequate time and resources to effectively manage their various client mandates.

AS OF OCTOBER 31, 2006, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


                            DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER       IN MEMBERS MUTUAL FUNDS(1)      SECURITIES IN FUND COMPLEX(1, 2)
-------------------------   ---------------------------------   --------------------------------
James E. Francis                           none                               none
Jeffrey E. Marcus                          none                               none
Gregory Pai                                none                               none



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.


LAZARD ASSET MANAGEMENT LLC

Compensation: Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Other Accounts Managed:

JOHN R. REINSBERG


                                                                        ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER    TOTAL ASSETS   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED    IN ACCOUNTS      ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   -------------   -----------------   ------------------------
Registered Investment Companies            15         $ 3.2 billion           0                      $0
Other Pooled Investment Vehicles           31         $ 636 million           0                      $0
Other Accounts                           1064         $19.2 billion           0                      $0



MICHAEL A. BENNETT



                                                                        ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER    TOTAL ASSETS   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED    IN ACCOUNTS      ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   -------------   -----------------   ------------------------
Registered Investment Companies            10         $ 3.2 billion           0                       0
Other Pooled Investment Vehicles           25         $ 211 million           0                       0
Other Accounts                           1043         $17.8 billion           0                       0


MICHAEL G. FRY


                                                                        ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER    TOTAL ASSETS   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED    IN ACCOUNTS      ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   -------------   -----------------   ------------------------
Registered Investment Companies            10         $ 3.2 billion           0                       0
Other Pooled Investment Vehicles           54         $ 1.5 billion           0                       0
Other Accounts                           1245         $22.8 billion           0                       0


JAMES DONALD


                                                                        ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER    TOTAL ASSETS   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED    IN ACCOUNTS      ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   -------------   -----------------   ------------------------
Registered Investment Companies            13         $ 4.7 billion           0                       0
Other Pooled Investment Vehicles           33         $1.02 billion           0                       0
Other Accounts                            214         $ 2.8 billion           0                       0


BRIAN PESSIN


                                                                        ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS
                                    NUMBER OF OTHER    TOTAL ASSETS   PERFORMANCE-BASED    WITH PERFORMANCE-BASED
        TYPES OF ACCOUNTS          ACCOUNTS MANAGED    IN ACCOUNTS      ADVISORY FEES           ADVISORY FEES
        -----------------          ----------------   -------------   -----------------   ------------------------
Registered Investment Companies            4          $1.08 billion           0                       0
Other Pooled Investment Vehicles          31          $1.67 billion           0                       0
Other Accounts                            29          $ 854 million           0                       0



Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above

AS OF OCTOBER 31, 2006, THE PORTFOLIO MANAGERS OWNED THE FOLLOWING EQUITY SECURITIES IN THE FUNDS:


NAME OF PORTFOLIO    DOLLAR RANGE OF EQUITY SECURITIES   AGGREGATE DOLLAR RANGE OF EQUITY
MANAGER                  IN MEMBERS MUTUAL FUNDS(1)      SECURITIES IN FUND COMPLEX(1, 2)
-----------------    ---------------------------------   --------------------------------
John R. Reinsberg                   none                               none
Michael A. Bennett                  none                               none
Michael G. Fry                      none                               none
James Donald                        none                               none
Brian Pessin                        none                               none



(1)  Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000;
     $50,001-$100,000 and over $100,000.



(2) Fund complex includes the Trust with 14 portfolios, and the Ultra Series Fund consisting of 13 portfolios.


TRANSFER AGENT

Boston Financial Data Services (BFDS), 2000 Crown Colony Drive, Quincy, MA 02169, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

     REGULAR MAIL:           EXPRESS, CERTIFIED OR REGISTERED MAIL:
     MEMBERS Mutual Funds    MEMBERS Mutual Funds
     P. O. Box 8390          c/o BFDS
     Boston, MA 02266-8390   30 Dan Road
                             Canton, MA 02021-2809

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

DISTRIBUTION

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES

Shares of the Trust are offered continuously. CUNA Brokerage Services, Inc.
(CBSI), with its principal place of business at 5910 Mineral Point Road, Madison, WI 53705, is the Trust's principal underwriter and distributor. CBSI is an affiliate of MCA, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.

The shares are currently issued and redeemed through CBSI, pursuant to a Distribution Agreement between the Trust and CBSI. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.


The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $244,446 for the fiscal year ended October 31, 2006, $333,890 for the fiscal year ending October 31, 2005 and $415,335 for the fiscal year ending October 31, 2004.


The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust's most recent fiscal year:


                                NET UNDERWRITING   COMPENSATION ON
                                  DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
NAME OF PRINCIPAL UNDERWRITER      COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
-----------------------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage Services, Inc.         none               none            none          none


DISTRIBUTION (12B-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CBSI, the Trust's principal underwriter. Under the Distribution Agreement, CBSI is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CBSI. CBSI accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CBSI and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CBSI for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares,
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CBSI is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CBSI may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved annually by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CBSI provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CBSI; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CBSI by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.

The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ending October 31, 2006 for each of the following items:


Advertising                                                           0
Printing and mailing of prospectuses to other than current
   shareholders                                              $   25,591
Compensation to underwriters                                          0
Compensation to broker-dealers                               $4,171,971
Compensation to sales personnel                              $  438,994
Interest, carrying, or other financing charges                        0


BROKERAGE

MEMBERS Capital Advisors (MCA) and the subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

Purchases and sales of securities on a securities exchange are affected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bids and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.

With respect to the ALLOCATION FUNDS, shares of underlying funds, except for exchange traded funds (ETFs), will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used. The ALLOCATION FUNDS will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, since they are traded on a securities exchange.

In effecting transactions in portfolio securities, MCA and the subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. This means that MCA and the subadvisers will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MCA and the subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MCA and the subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MCA or a subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MCA and the subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, MCA and the subadvisers may consider research and brokerage services provided by: brokers or dealers who effect, or are parties to, portfolio transactions of the funds. These research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MCA and the subadvisers is considered to be in addition to and not in lieu of services required to be performed by MCA and the subadvisers. Such services are used by MCA and the subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MCA and the subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to

MCA's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MCA' or the subadvisers' other clients.


In addition to the general research services described above, MCA and the subadvisers may receive various specific research products and services which are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service to be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on transactions on which such research products and services are not received.

Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services. MCA and the subadvisers may also affect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MCA or the subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

On occasions when MCA or a subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MCA, the subadviser or an affiliate acts as investment adviser), MCA or the subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MCA or a subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MCA and the subadvisers have established various policies and procedures that assure equitable treatment of all accounts. MCA or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.

The Trust paid the following amounts in brokerage commissions for the fiscal years ended October 31:


FUND                             2006          2005         2004
----                         -----------   -----------   ----------
Cash Reserves                         --            --           --
Bond                                  --            --           --
High Income                  $  2,111.65   $  3,991.26   $ 1,377.08
Diversified Income           $ 87,840.05   $ 52,796.91   $27,780.30
Large Cap Value              $ 67,121.18   $ 34,284.87   $46,238.20
Large Cap Growth             $173,326.41   $ 44,840.60   $64,763.88
Mid Cap Value                $ 66,531.35   $ 47,589.98   $29,500.41
Mid Cap Growth               $ 94,527.14   $ 70,172.00   $74,436.09
Small Cap Value(1)                    --            --           --
Small Cap Growth(1)                   --            --           --
International Stock          $157,270.38   $114,348.07   $82,450.02
Conservative Allocation(2)            --            --           --
Moderate Allocation(2)       $     18.00            --           --
Aggressive Allocation(2)     $     18.00            --           --



(1)  Fund commenced investment operations on December 27, 2006.



(2)  Fund commenced investment operations on June 30, 2006.



During the fiscal year ended October 31, 2006, the Trust paid $265,443 in brokerage commissions to firms for providing research services involving approximately $260,759,043 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms.


PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors (MCA) and the applicable subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of each fund when a vote presents a conflict of interest between the interests of: (1) the fund's shareholders and (2) MCA, the fund's subadviser's (if any) and CUNA Brokerage Services, Inc. (CBSI), the Trusts' principal underwriter.

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period, are available to shareholders at no cost on the funds' web site at www.membersfunds.com or the SEC's web site at www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds' portfolio holdings is in the best interest of the funds' shareholders in the manner described below. Various non-fund advisory clients of MEMBERS Capital Advisors, Inc. (MCA) may hold portfolio securities substantially similar to those held by the funds. Although MCA has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients' portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds' portfolio holdings.

The funds' portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds' portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds' first and third fiscal quarters and are available to any interested person.

The funds' portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders and those of the funds' affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if: (1) done to further the interests of the funds or (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist MCA in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and MCA. However, selective disclosures should not be made for the benefit of MCA or its affiliates without also considering whether the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.

Currently, the funds' portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MCA or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds' portfolio holdings.


With the exception of the Allocation Funds, each fund's top ten holdings are made public by publication on the Trust's website on a quarterly basis, 15 days after the end of the quarter. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research, provided that
(a) a minimum of 30 days has passed since the end of the applicable month and
(b) the recipient does not regularly distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.



The Allocation Funds invest in other mutual funds and exchange traded funds. Since the conflicts associated with front running, trading ahead of, or effecting trades in shares of the securities held has been mitigated due to the fund of funds structure; and, since the underlying securities of each fund that the Allocation Funds invest in are not immediately available, the Allocation Funds holdings will be made public 10 days after each month end.


The portfolio holdings information of those investment portfolios of the Funds that only invest in fixed-income securities may, at the discretion of MCA or any applicable subadviser, provide month-end portfolio holdings information to broker-dealers with a three or four day lag. Such information will only be provided to those broker-dealers that enter into a form of a confidentiality agreement that has been approved by the Trust's CCO.


The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds' custodians, auditors, investment advisers, administrator, and each of their respective affiliates and advisers. Wellington Management discloses portfolio holdings to the following providers: Brown Brothers Harriman & Co. - corporate actions coordination and trade confirmations (daily); FactSet Research Systems, Inc.-analytics (daily); Investment Technology Group - analytics (weekly); ADP (formerly IRRC) - proxy voting (daily); and State Street Investment Manager Solutions - operational functions related to OTC derivative swap products (daily). SCM discloses portfolio holdings of the High Income Fund to the following service providers for the sole purpose of assisting SCM in performing its services as subadviser to the High Income Fund: FactSet Research Systems, Inc. - analytics (daily); and Bloomberg, L.P. - trade order management system (daily).


The funds and MCA will also periodically seek to determine whether any recipient of that portfolio information has effected transactions in fund shares, in an effort to monitor whether there has been any misuse of that information contrary to the conditions imposed on its use. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion.

Any exceptions to the above disclosure rules must be pre-approved by the Trust's CCO. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the funds' policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.

CODE OF ETHICS


The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MEMBERS Capital Advisors (MCA), including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MCA also has adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.



In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or MCA. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any fund may purchase or sell any security within five business days after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics.



HOW SECURITIES ARE OFFERED


SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the fourteen funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A, Class B, Class D and Class Y. Additional classes of shares may be offered in the future. At this time, Class D shares have been authorized by the Trustees, but are not yet offered.



The shares of each class of each fund represent an equal proportionate interest in the aggregate net asset attributable to that class of that fund. Holders of Class A shares, Class B shares and Class Y shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (1) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (2) Class B shares will pay higher distribution and service fees than Class A shares; and (3) each of Class A shares, Class B shares and Class Y shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares, Class B shares or Class Y shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

VOTING RIGHTS

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

LIMITATION OF SHAREHOLDER LIABILITY

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (DSTA) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DSTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

NET ASSET VALUE OF SHARES

The NAV per share for all classes of shares is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.

CASH RESERVES FUND

The Trustees have determined that the best method currently available for determining the NAV for the CASH RESERVES FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the CASH RESERVES FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the CASH RESERVES FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the CASH RESERVES FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the CASH RESERVES FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the CASH RESERVES FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the CASH RESERVES FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the CASH RESERVES FUND will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION

Securities and other investments are valued as follows. Equity securities and exchange traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (NOCP)). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. MCA's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisors' opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the CASH RESERVES and BOND FUNDS will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

     (ii) Dividends of ordinary income from the DIVERSIFIED INCOME and HIGH INCOME FUNDS will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;


     (iii) Dividends of ordinary income, if any, from the LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL STOCK, CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and


     (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership" and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such fund's available earnings and profits.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital Loss Carryforwards

As of October 31, 2006 the following funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


FUND                           2008        2009         2010          2011        2012       2013       2014
----                         --------   ----------   ----------   -----------   --------   --------   --------
Cash Reserves                $     --   $       --   $       --   $        --   $     --   $      7   $      5
Bond                          194,286           --      230,858            --    310,659     65,261    362,802
High Income                        --    1,720,815    2,445,850       614,259         --         --         --
Diversified Income                 --           --           --            --         --         --         --
Large Cap Value                    --           --    4,759,254     9,713,003         --    333,474         --
Large Cap Growth                   --           --           --    10,955,359         --         --         --
Mid Cap Value                      --           --           --            --         --         --         --
Mid Cap Growth                     --    1,172,106    5,728,147            --         --         --         --
Small Cap Value(1)                 --           --           --            --         --         --         --
Small Cap Growth(1)                --           --           --            --         --         --         --
International Stock                --           --           --            --         --         --         --
Conservative Allocation(2)         --           --           --            --         --         --         --
Moderate Allocation(2)             --           --           --            --         --         --         --
Aggressive Allocation(2)           --           --           --            --         --         --         --



(1)  Fund commenced investment operations on December 27, 2006.



(2)  Fund commenced investment operations on June 30, 2006.



Investments in Foreign Securities


Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund's assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a fund qualifies as a regulated investment company under the Code, and if more than 50% of the fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a fund makes such an election, an amount equal to the foreign income taxes paid by the fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a fund, the Trust will report to the shareholders of the fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund's books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a fund's net capital gain properly designated by a fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust's option, the Trust may cause a fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Non-corporate shareholders may be eligible to treat a portion of a fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that fund during such year. If the qualified dividend income received by a fund is equal to 95% (or a greater percentage) of the fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualified dividend income. In order to constitute qualified dividend income to the fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the fund, for federal income tax purposes, for at least 60 days during the 121-day period that begins 61 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, non-corporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the CASH RESERVES FUND, BOND FUND, or HIGH INCOME FUND are expected to constitute qualified dividend income.

Dividends-Received Deduction

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. If a corporation borrows to acquire shares of a fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the fund subsequently acquired.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax ("backup withholding") at a rate of 28% from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

MINIMUM INVESTMENTS

The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of the investment adviser, MEMBERS Capital Advisors, such rejection is in the fund's best interest.

OFFERING PRICE


Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). Class Y shares are sold without the imposition of a sales charge.


CALCULATION OF THE SALES CHARGE

The sales charge percentage that you pay may be higher or lower than what is disclosed in the prospectus due to standard industry practice to round the public offering price to two decimal places (i.e., to the nearest penny) and rounding the number of shares purchased to three decimal places.

For example, assume that you purchased $10,000 of the Bond Fund Class A.
     PROSPECTUS SALES CHARGE: 4.50%
     NAV: $10.04
     Offering Price: $10.51 [calculated as $10.04/(1-0.0450) = $10.513089 which rounds to $10.51]
     Shares Purchased: 951.475 ($10,000/$10.51 = 951.47478 which rounds to
     951.475)
     Account Balance: 951.475 x $10.04 (NAV) = $9,552.80
     STATEMENT AND CONFIRM SALES CHARGE:
          $10,000 - $9,552.80 = $447.20
          $447.20/$10,000 = 4.472%, which rounds to 4.47%

INITIAL SALES CHARGE ON CLASS A SHARES


With the exception of the Cash Reserves Fund, Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.


Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds' reinstatement or reinvestment privilege (see "Other Investor Services").

In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below. FOR THE PURPOSE OF CALCULATING THE SALES CHARGE, SHARES OF THE CASH RESERVES FUND PURCHASED THROUGH AN EXCHANGE, REINVESTMENT OR
CROSS-REINVESTMENT FROM ANOTHER FUND HAVING A SALES CHARGE QUALIFY; HOWEVER, DIRECT PURCHASES OF THE CASH RESERVES FUND CLASS A ARE EXCLUDED.

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

     - you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

     - a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

     -    groups which qualify for the Group Investment Program.

GROUP INVESTMENT PROGRAM. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401k plan with less than $250,000 in assets and 457(b) or 457(f) plans.


RIGHTS OF ACCUMULATION. For the purpose of calculating the sales charge on Class A shares, you may add the current market value of your existing holdings in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares to qualify for reduced sales charges. The current value of existing individual holdings, as of the week prior to your investment, in your MEMBERS variable annuity contract may also be taken into account to determine your Class A sales charges.


LETTER OF INTENT. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate at least $25,000 or more if investing in equity funds or at least $50,000 or more if investing in bond funds during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, including account statements of all relevant accounts invested in the MEMBERS Mutual Funds and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

DEFERRED SALES CHARGE ON CLASS B SHARES


Investments in Class B shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. With the exception of the Cash Reserves Fund, The funds' distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. DIRECT PURCHASES OF CLASS B SHARES OF THE CASH RESERVES FUND ARE NOT PERMITTED. CLASS B SHARES OF THE CASH RESERVES FUND MAY ONLY BE ACQUIRED BY EXCHANGE FROM CLASS B SHARES OF OTHER MEMBERS FUNDS.

Class B shares that are redeemed within six years of purchase (five years for purchases before February 28, 2003) will be subject to a contingent deferred sales charge (CDSC) at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CBSI and are used in whole or in part by CBSI to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares. The combination of the CDSC, the distribution, and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC may be waived on redemptions of Class B shares. The chart that follows is a restatement of the waivers found in the prospectus.

CLASS B CDSC WAIVER CHART

                         ERISA PLANS                                NON-ERISA PLANS
                        401(A) PLAN,    --------------------------------------------------------------------------
                       401(K) PLAN OR     SUPPLEMENTAL                              IRA OR         NON-RETIREMENT
TYPE OF DISTRIBUTION     403(B) PLAN       403(B) PLAN         457 PLAN          IRA ROLLOVER           PLAN
--------------------   --------------   ----------------   ----------------   -----------------   ----------------
Death or Disability    Waived           Waived             Waived             Waived              Waived

Over 70 1/2            Waived           Waived             Waived             Waived for          Waived for up to
                                                                              mandatory           12% of account
                                                                              distributions or    value annually
                                                                              up to 12% of        in periodic
                                                                              account value       payments
                                                                              annually in
                                                                              periodic payments

Between                Waived           Waived             Waived             Waived for Life     Waived for up to
59 1/2 and 70 1/2                                                             Expectancy or up    12% of account
                                                                              to 12% of           value annually
                                                                              account value       in periodic
                                                                              annually in         payments
                                                                              periodic payments

Under 59 1/2           Waived           Waived for         Waived for         Waived for          Waived for up to
                                        annuity payments   annuity payments   annuity payments    12% of account
                                        (72t) or up to     (72t) or up to     (72t) or up to      value annually
                                        12% of account     12% of account     12% of account      in periodic
                                        value annually     value annually     value annually      payments
                                        in periodic        in periodic        in periodic
                                        payments           payments           payments

Loans                  Waived           Waived             N/A                N/A                 N/A

Termination of Plan    Not Waived       Not Waived         Not Waived         Not Waived          N/A

Hardships              Waived           Waived             Waived             N/A                 N/A

Return of Excess       Waived           Waived             Waived             Waived              N/A

In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

SPECIAL REDEMPTIONS

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment, at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

ADDITIONAL INVESTOR SERVICES

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

SYSTEMATIC INVESTMENT PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder's privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution. The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

SYSTEMATIC WITHDRAWAL PROGRAM

As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.

EXCHANGE PRIVILEGE AND SYSTEMATIC EXCHANGE PROGRAM


As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge. Class A shares of the Cash Reserves Fund may be exchanged to class B shares of other MEMBERS Funds for dollar cost averaging purposes. In certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy. With the exception of the Cash Reserves Fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange program, those exchanges are not included in the exchange limit policy. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.


The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders. The Trust may refuse any exchange order.

As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.

REINSTATEMENT OR REINVESTMENT PRIVILEGE

After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current net asset value. This privilege must be requested in writing when the proceeds are sent to MEMBERS Mutual Funds.

For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.

For shareholders who exercise this privilege after redeeming Class B shares and paying a contingent deferred sales change (CDSC) on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares in the same fund and account from which the redemption was made. The holding period of the shares purchased will be "aged" back to the original purchase date.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The Trust may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's Board of Directors engaged Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60606-4301, to perform the annual audit of the Trust.

FINANCIAL STATEMENTS

The Trust's audited financial statements, including the portfolios of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights included in the Trust's 2006 annual report to shareholders, are incorporated herein by reference. COPIES OF THE ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING MEMBERS MUTUAL FUNDS, P.O. BOX 8390, BOSTON, MA 02266-8390, 1-800-877-6089.

          APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
                              MEMBERS MUTUAL FUNDS

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. (MCA), and/or its respective subadviser: Shenkman Capital Management, Inc. (SCM) in the case of the High Income Fund, Wellington Management Company, LLP (Wellington Management) in the case of the Mid Cap Growth Fund, Small Cap Value Fund, and a portion of the Mid Cap Value Fund, Paradigm Asset Management Company, LLC ("Paradigm") in the case of the Small Cap Growth Fund, and Lazard Asset Management LLC (Lazard) in the case of the International Stock Fund.


The proxy voting policies and procedures for MCA, SCM, Wellington Management and Lazard are found below, and collectively constitute the proxy voting policies and procedures of MEMBERS Mutual Funds, effective as November 29, 2006.


                         MEMBERS CAPITAL ADVISORS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

MEMBERS Capital Advisors, Inc. (MCA) has approved the following proxy voting policies and procedures with respect to securities owned by MEMBERS Mutual Funds
(MMF) and the Ultra Series Fund ((USF), and collectively with MMF, the "Trusts"), and held on behalf of accounts established on behalf of certain pension plan participants and beneficiaries, and other clients having assets under management with MCA (collectively, the "MCA Clients") for which such clients MCA serves as the investment adviser and for which MCA has the power to vote proxies.

These policies and procedures include:

     -    A centralized review, recommendation and voting procedure;

     -    Established guidelines for voting on proxy issues;

     -    A recordkeeping system to monitor proxies and votes; and

     -    A record retention and disclosure system.

POLICY STATEMENT

It is the policy of MCA and of each Trust that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. As a matter of policy, MCA will not be influenced by outside sources whose interests conflict with the interest of the Trusts or other MCA Clients, and any conflict of interest will be resolved in the interest of MCA Clients or Trust shareholders.

With respect to the proxy voting function relative to the Trusts, each Trust's Board of Trustees has delegated this function to MCA, through the personnel and entities, as applicable, designated herein. In general, with respect to proxies to be voted on behalf of shareholders of any of the Trusts' sub-advised series, or portions of such series, MCA currently intends to delegate its voting responsibilities hereunder, such that that the respective sub-advisers of such series, or portions of such series, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, MCA reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trusts. MCA currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the sub-advisers to confirm consistency with each such sub-adviser's proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. The proxy voting policies and procedures of each of the sub-advisers will be presented annually to each Trust's Board of Trustees for its review and MCA will use reasonable efforts to ensure that each Trust's Board of Trustees is timely notified of such material changes thereto as the relevant sub-advisers have specifically brought to the attention of MCA, if, in MCA's judgment, such notification is necessary for the Board's fulfillment of its responsibilities hereunder.

In addition, it is MCA's general intention to vote proxies on behalf of its other MCA Clients also through the personnel and in the manner designated herein. However, MCA reserves the right to delegate the voting of such proxies to named subadvisers if its investment management services are delegated thereto with respect to accounts maintained by such clients.

MCA has retained the services of Institutional Shareholder Services, Inc. (ISS), which will include the provision for reference and use by MCA of its Proxy Voting Guideline Summary ("ISS Guidelines"), which contains in condensed form the policy guidelines set forth in ISS' Proxy Voting Manual, as well as the actual voting of any proxies.

The proxy voting guidelines referenced herein, including the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to the guidelines specified herein. For example, MCA may become aware of proxy items that are company-specific and of a non-routine nature, and, although covered by the guidelines referenced herein, may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

REVIEW, RECOMMENDATION AND VOTING PROCEDURES

Nearly all proxies and related material received by MCA are transmitted electronically by ISS to MCA. ISS notifies MCA of the number of the shares beneficially owned and eligible to be voted by the Trusts, or other MCA Clients, as the case may be, which information it in turn obtains from the custodian of the issuer of such shares. Material to be transmitted to MCA by ISS will include such information, as well as proxy statements, and the issuer's explanation of the items to be voted upon.


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The receipt of these materials by MCA will be logged into a database (the
"Database") maintained by the Proxy Coordinator. After input into the Database, the Proxy Coordinator will then forward the materials to the appropriate Research Analyst of the Equity Investment Department, whose members are responsible for reviewing proxies.

Members of the Portfolio Management Team of MCA's Equity Investment Department, as part of the ongoing review and analysis of all portfolio holdings of the Trusts and of accounts established for MCA Clients, are responsible for monitoring significant corporate developments, including proxy proposals.

MCA's Proxy Committee will strive for consistency in the application of MCA's voting guidelines. The Proxy Committee will consist of three members of the Equity Investment Department, the Proxy Coordinator and the Proxy Reviewer.

To promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general the Research Analysts will give strong consideration to the proxy voting guidelines of ISS in determining how to vote with respect to a given proxy. It is anticipated that, upon review of most proxies, the Research Analyst will, after referring to the ISS Guidelines, make a recommendation to the Proxy Coordinator as to how to instruct ISS to vote that is consistent with the recommendation contained in the ISS Guidelines.

MCA has currently appointed its Chief Compliance Officer as its Proxy Reviewer. In some instances, one or more members of the Portfolio Management Team may refer a proxy vote to the Proxy Reviewer for consideration, if, in the judgment of such member(s), the interests of Trust shareholders or other MCA Clients may warrant a vote contrary to the ISS Guidelines. In such cases, the Research Analyst will submit a written recommendation to the Proxy Reviewer and to any other persons who may be designated by MCA to assist in processing proxy referral items. The Proxy Reviewer, in making a determination as to a voting recommendation, will give serious consideration to the recommendation contained in the ISS Guidelines, but may also consider any other information relevant to the decision. In making a recommendation, the Proxy Reviewer may consult with or seek recommendations from one or more members of the Proxy Committee, the Portfolio Management Team, one or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust) or the full Board, as appropriate, or both. The Proxy Reviewer will ultimately determine the manner in which these proxies are to be voted. Upon making a determination as to how a particular proxy should be voted, the Proxy Reviewer shall communicate in writing such recommendation, including his or her rationale on items deemed significant in his or her judgment, to the Proxy Coordinator, the Proxy Committee, and the Research Analyst. Upon receipt of a final recommendation from the Proxy Reviewer, the Proxy Coordinator will forward voting instructions consistent with the Proxy Reviewer's recommendation to ISS. Upon receipt of voting instructions from MCA, ISS then will vote the proxies electronically in accordance with MCA's instructions.

VOTING GUIDELINES

GENERAL

As noted above, MCA's policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or plan participants and beneficiaries and any conflict of interest will be resolved in the interest of the investments on behalf of clients, Trust shareholders or other MCA Clients.

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in the shareholders' best interests, as it determines those interests. MCA's view of an issuer's management's primary responsibility is the maximization of the present value of the firm. Accordingly, as proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures have increased in recent years, the circumstances under which it may be appropriate, in MCA's view, to vote against a particular issuer's management's recommendations have also increased.

As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to different proxy statements. Some items that are otherwise acceptable may be voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.

MCA intends to give significant weight and consideration to the recommendations on particular proxy matters covered in the ISS Guidelines, when determining its voting recommendation on similar matters. MCA anticipates that generally, upon receiving notice of a shareholder meeting and a proxy solicitation, the Proxy Coordinator shall recommend that the proxy be voted in accordance with the policy recommendation set forth in the ISS Guidelines with respect to a particular proxy measure.

In all cases, however, MCA reserves the right to substitute its own recommendation for the recommendation of ISS. Furthermore, if ISS notifies MCA that there is a conflict of interest, ISS will abstain from the vote and the Research Analyst will submit the vote according to ISS's guidelines.

THIRD PARTY VOTING GUIDELINES

On an annual basis, the Proxy Committee will review the ISS Guidelines as well as summaries of Proxy Voting Procedures from sub-advisers. The Committee will determine whether the ISS Guidelines conflict mitigation procedures are appropriate for MCA's clients. A copy of the ISS Guidelines is attached hereto as Exhibit A. MCA will also separately maintain copies, electronically or otherwise, of the proxy voting policies


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and procedures of any sub-adviser to whom it has delegated such duties in accordance herewith. In addition, a copy of ISS's Policy, Procedures and Practices Regarding Potential Conflicts of Interest is attached as Exhibit B hereto. Due to the physical separation of ISS Corporate Programs Division and ISS's proxy analysis operations, it is MCA's belief that the potential for conflicts of interest is significantly reduced.

MONITORING SYSTEM

It is the responsibility of each of Internal Audit and the MCA Compliance Department to monitor the proxy voting process to ensure that it is followed in accordance with the procedures contained herein. As noted above, when proxy materials for the Trusts or other MCA Clients are received, they are forwarded to the Proxy Coordinator who inputs an acknowledgment of receipt into the Database. Additionally, a record of the list of the Trusts and MCA Clients who hold shares of a company's stock, the number of shares held on the record date, the listing of any upcoming shareholder's meeting of that company, the proxy statement, and any other proxy related materials transmitted by ISS and received by MCA will also be maintained in the Database, or on ISS' database, as appropriate. The Proxy Coordinator will reconcile the number of shares the client held on record date with the number of shares ISS is reporting that MCA has available to vote. The Coordinator shall investigate discrepancies in the number of shares available to vote with the clients' custodian. The Proxy Coordinator will make a note to the file with the reason for the discrepancy of shares unavailable to vote.

CONFLICTS

MCA recognizes that occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. A conflict of interest may exist, for example, if MCA management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party (including ISS) that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

MCA's Proxy Coordinator will request from the Chief Legal Officer at ISS a list of issuer relationships on a periodic basis, including the name of issuer, service provided and amount of compensation. This document will be reviewed by the Proxy Committee and maintained by the Proxy Coordinator. Upon ISS's issuance of proxy analysis and recommendations to MCA, ISS will confirm whether or not a conflict of interest exists. In the event of a conflict at ISS, the Research Analyst will vote the proxy according to ISS's standard guidelines which indicates that MCA's Portfolio Management Team has reviewed the analysis and has voted the proposals in the best interest of MCA's clients.

Furthermore, any MCA Portfolio Management Team member with knowledge of a personal conflict of interest (e.g., familiar relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Committee and shall otherwise remove himself or herself from the proxy voting process. In such circumstance, the Proxy Reviewer will review the referred item as being subject to the conflict to determine if, in her judgment, a conflict of interest in fact exists, and will provide the Proxy Coordinator with a conflicts report ("Conflicts Report") for each such referral item. The Conflicts Report shall (1) describe any conflict of interest; (2) discuss the procedures used to address such conflict of interest; and (3) disclose any contacts from parties outside MCA management (other than routine communications with proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

In the event that the Proxy Reviewer has determined, with respect to a particular proxy item, that a conflict of interest exists or potentially exists, then, in most circumstances, the Proxy Reviewer will submit a recommendation to the Proxy Coordinator to vote the proxy in accordance with the ISS Guideline applicable to the particular category of proxy item. In the event, however, that the Proxy Reviewer has determined that, notwithstanding the existence of an actual or potential conflict, a proxy vote in accordance with the particular ISS Guideline applicable to such category of proxy item would be inconsistent with the interest of a Trust's shareholders or other MCA Client, then, the Proxy Reviewer may elect to recommend that the Proxy Coordinator submit to ISS instructions to abstain from the proxy vote, or, may present the possible conflict to the Proxy Committee, one or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust) or the full Board, as appropriate, or both for resolution and a determination of a voting recommendation.

In reviewing the adequacy of proxy voting policies and procedures provided by the sub-advisers to the Trusts, the Proxy Committee will evaluate the extent to which pre-determined procedures for the resolution of conflicts of interest have been established and the extent to which each sub-adviser has limited discretion in making a proxy voting decision in the event of a conflict of interest, or other mechanism to ensure that any decision with respect to a proposal representing a conflict between the interest of a sub-adviser and the Trust would be effectively insulated from the conflict.

MCA recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more sub-advisers (e.g., when more than one series, or two managed portions of the same series, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is MCA's position that such circumstances will not be deemed to suggest improper action on the part of any sub-adviser, and that neither MCA nor the Trusts will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.

AVAILABILITY OF POLICIES AND PROCEDURES TO PUBLIC

MCA will make the proxy voting policies and procedures contained herein available by disclosing the same, or causing the same to be disclosed: (1) with respect to the Trusts, in each Trust's Statement of Additional Information contained within its currently effective Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission (SEC), (2) with respect to the Trusts, on the SEC's website at www.sec.gov, (3) with respect to MCA Clients other than the Trusts, by providing a summary of the policies and procedures contained herein in Part II of its Form ADV, together with instructions to such clients concerning how they may obtain a copy of these policies and procedures free of charge, and (4) by providing, upon request received through the applicable Trust's then-existing toll free number (currently 1-800-877-6089


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for MMF and 1-800-798-5500 for USF) or, with respect to other MCA Clients, through MCA's then-existing toll free number (currently 1-800-356-2644 ext.
6111), a written copy of these policies and procedures.

DISCLOSURE OF TRUSTS' PROXY VOTING RECORDS

Pursuant to Rule 30b1-4 under the Investment Company Act of 1940, each of the Trusts will make a filing with the SEC on Form N-PX, containing the Trust's complete proxy voting record for the twelve-month period ended June 30, by no later than August 31 of each year. Each Trust's filing on Form N-PX will be signed by the respective Trust and on behalf of the respective Trust by its principal executive officer(s).

Each Trust's annual Form N-PX filing shall disclose, for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Trust was entitled to vote: (1) the name of the issuer of the portfolio security; (2) the exchange ticker symbol of the portfolio security; (3) the CUSIP number for the security;
(4) the shareholder meeting date; (5) a brief identification of the matter voted on; (6) whether the matter was proposed by the issuer or by a security holder;
(7) whether the Trust cast its vote on the matter; (8) how the Trust voted; and
(9) whether the Trust cast its vote for or against management.

In addition, each of the Trusts shall make its proxy voting record available (1) to the public, by disclosing its proxy voting record, as reflected in its most recent Form N-PX filing with the SEC, on the SEC's website at www.sec.gov, and
(2) to its investors of MMF through its website at www.membersfunds.com and for USF beneficial owners by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. With respect to other MCA Clients, MCA shall make its proxy voting record available by disclosing, in Part II of its Form ADV filing, that such clients may request information on how their securities were voted by calling MCA's then-existing toll free number (currently 1-800-356-2644 ext.
6111) and requesting such information.

RECORD RETENTION AND REPORTS

Electronic copies of all proxy solicitation materials received by MCA, all supporting documentation underlying MCA's proxy voting recommendations, and all communications regarding such proxies to and from ISS, including the dates when proxy notifications were received and voting recommendations returned to ISS, and the votes on each issuer's proxies, are maintained by the Proxy Coordinator. All such records are retained for six years; the first two years must be in a readily accessible place in the offices of MCA.

Generally, MCA will not divulge actual voting practices to any party other than to a Trust or another MCA Client or its recognized representatives (or an appropriate governmental agency) because such information is considered confidential and proprietary to the client.

On an annual basis, the Proxy Coordinator will provide a report to the MCA Chief Compliance Officer concerning those votes cast during the reporting period against ISS's recommendation on the proxy statements of companies whose shares were held by the Trusts and other MCA Clients, and any conflicts that arose with respect to proxies voted during the period and how such conflicts were handled.


Dated November 29, 2006



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                          MEMBERS CAPITAL ADVISORS INC.
                 EXHIBIT A - ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse; implement or renew a dead-hand or modified dead-hand poison pill; ignore a shareholder proposal that is approved by a majority of the shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; failed to act on takeover offers where the majority of the shareholders tendered their shares; are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees; are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and only if the director's legal expenses would be covered.


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ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: Designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


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SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following: Dilution to existing shareholders' position; terms of the offer; financial issues; management's efforts to pursue other alternatives; control issues; conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: The reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model; adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure; conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review:
Dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes; changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: it is intended for financing purposes with minimal or no dilution to current shareholders; it is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: Adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.

Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for: Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index); cash compensation; and categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: historic trading patterns; rationale for the repricing; value-for-value exchange; option vesting; term of the option; exercise price; participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: purchase price is at least 85 percent of fair market value; offering period is 27 months or less; and potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply: purchase price is less than 85 percent of fair market value; or offering period is greater than 27 months; or VPD is greater than ten percent.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.


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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account: Whether the proposal mandates that all awards be performance-based; whether the proposal extends beyond executive awards to those of lower-ranking employees; whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: the parachute should be less attractive than an ongoing employment opportunity with the firm; the triggering mechanism should be beyond the control of management; the amount should not exceed three times base salary plus guaranteed benefits.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products); the availability and feasibility of alternatives to animal testing to ensure product safety; and the degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance; the company's standards are comparable to or better than those of peer firms; and there are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region; whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness; the extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending; whether the company already limits price increases of its products; whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; the extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: the costs and feasibility of labeling and/or phasing out; the nature of the company's business and the proportion of it affected by the proposal; the proportion of company sales in markets requiring labeling or GMO-free products; the extent that peer companies label or have eliminated GMOs; competitive benefits, such as expected increases in consumer demand for the company's products; the risks of misleading consumers without federally mandated, standardized labeling; alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution; the extent that peer companies have eliminated GMOs; the extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs; the percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


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PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; whether the company has adequately disclosed the financial risks of its subprime business; whether the company has been subject to violations of lending laws or serious lending controversies; peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke: Whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; the risk of any health-related liabilities.

Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected; the economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses: the percentage of the company's business affected; the feasibility of a spinoff; potential future liabilities related to the company's tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and the current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account: The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; environmentally conscious practices of peer companies, including endorsement of CERES; costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if: The company's level of disclosure lags that of its competitors, or the company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are recycling; the timetable prescribed by the proposal; the costs and methods of implementation; whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are switching from fossil fuels to cleaner sources; the timetable and specific action prescribed by the proposal; the costs of implementation; the company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: The relevance of the issue to be linked to pay; the degree that social performance is already included in the company's pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee; current company pay levels.


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CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless: There are serious controversies surrounding the company's China operations, and the company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country; the company's workplace code of conduct; proprietary and confidential information involved; company compliance with U.S. regulations on investing in the country; level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; agreements with foreign suppliers to meet certain workplace standards; whether company and vendor facilities are monitored and how; company participation in fair labor organizations; type of business; proportion of business conducted overseas; countries of operation with known human rights abuses; whether the company has been recently involved in significant labor and human rights controversies or violations; peer company standards and practices; union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations: he company has no recent human rights controversies or violations, or the company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: Company compliance with or violations of the Fair Employment Act of 1989; company antidiscrimination policies that already exceed the legal requirements; the cost and feasibility of adopting all nine principles; the cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles); the potential for charges of reverse discrimination; the potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted; the level of the company's investment in Northern Ireland; the number of company employees in Northern Ireland; the degree that industry peers have adopted the MacBride Principles; applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: whether the company has in the past manufactured landmine components; whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: What weapons classifications the proponent views as cluster bombs; whether the company currently or in the past has manufactured cluster bombs or their components; the percentage of revenue derived from cluster bomb manufacture; whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: The information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless: The board composition is reasonably inclusive in relation to companies of similar size and business or; the board already reports on its nominating procedures and diversity initiatives.


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Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: The degree of board diversity; comparison with peer companies; established process for improving board diversity; existence of independent nominating committee; use of outside search firm; history of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: The company has well-documented equal opportunity programs; the company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive; the company has well-documented programs addressing diversity initiatives and leadership development; the company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws; whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees; the industry norm for including sexual orientation in EEO statements; existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: Board structure; director independence and qualifications; attendance at board and committee meetings.

Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent; ignore a shareholder proposal that is approved by a majority of shares outstanding; iIgnore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: Past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism, board activity; votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: Past performance relative to its peers; market in which fund invests; measures taken by the board to address the issues; past shareholder activism, board activity, and votes on related proposals; strategy of the incumbents versus the dissidents; independence of directors; experience and skills of director candidates; governance profile of the company; evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: Proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance compared to peers; resulting fees relative to peers; assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: Stated specific financing purpose; possible dilution for common shares; whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments; the reasons given by the fund for the change; the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


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NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: Political/economic changes in the target market; consolidation in the target market; current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors: Potential competitiveness; current and potential returns; risk of concentration; consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Strategies employed to salvage the company; the fund's past performance; terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; the state of incorporation; regulatory standards and implications.

Vote AGAINST any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; removal of shareholder approval requirement for amendments to the new declaration of trust; removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; removal of shareholder approval requirement to engage in and terminate subadvisory arrangements' removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: Regulations of both states; required fundamental policies of both states; increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Fees charged to comparably sized funds with similar objectives; the proposed distributor's reputation and past performance; the competitiveness of the fund in the industry; terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: Resulting fee structure; performance of both funds; continuity of management personnel; changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: Performance of the fund's NAV; the fund's history of shareholder relations; the performance of other funds under the advisor's management.

                        SHENKMAN CAPITAL MANAGEMENT, INC.
                       PROXY VOTING POLICY AND PROCEDURES


Set forth below are the policies and procedures of Shenkman Capital Management, Inc. ("SCM") with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.


I. POLICY


Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When SCM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.


II. PROXY VOTING PROCEDURES


(a) SCM will instruct each custodian for a discretionary client account to deliver to SCM all proxy solicitation materials received with respect to the account. SCM will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all



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     proxy solicitation materials concerning such securities. SCM will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. SCM will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.



(b) All proxies received by SCM will be sent to the Portfolio Administration Department for processing as follows:


     (1)  Maintain a record of each proxy received;


     (2) Determine which accounts managed by SCM hold the security to which the proxy relates;



     (3) Forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which SCM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place.



     (4) Absent material conflicts (see Section IV), a Portfolio Manager will determine how SCM should vote the proxy. The Portfolio Manager will send its decision on how SCM will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returning it to issuer and/or the custodian in a timely and appropriate manner. SCM's General Counsel shall monitor the firm's processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that SCM responds to them in a timely manner.


III. VOTING GUIDELINES


SCM will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. SCM will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when SCM considers it appropriate and when it is reasonably available.



In the absence of specific voting guidelines from the client, SCM will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. SCM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. Generally, SCM will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:


     (i)  the proposal has a positive economic effect on shareholder value;

     (ii) the proposal poses no threat to existing rights of shareholders;

     (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

     (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.


Generally, SCM will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:


     (i)  the proposal has an adverse economic effect on shareholder value;

     (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

     (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

     (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or


     (v) the proposal is a shareholder initiative that SCM believes wastes time and resources of the company or reflects the grievance of one individual.



SCM will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when SCM believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.


IV. CONFLICTS OF INTEREST


Due to the size and nature of SCM's operations and its limited affiliations in the securities industry, SCM does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. SCM recognizes, however, that such conflicts may arise from time to time, such as, for example, when SCM or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, SCM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.



Under no circumstances will SCM place its own interests ahead of the interests of its discretionary client accounts in voting proxies.



If SCM determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, SCM will provide the affected client with copies of all proxy solicitation materials received by SCM with respect to that proxy, notify that client of the actual or potential conflict of interest, and of SCM's intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to SCM's intended response. If the client consents to SCM's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, SCM will vote the proxy as described in the notice. If the client objects to SCM's intended response; SCM will vote the proxy as directed by the client.



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V. DISCLOSURE


(a) SCM will disclose in its Form ADV, Part II that clients may contact SCM (via e-mail or telephone) in order to obtain information on how SCM voted such client's proxies, and to request a copy of this statement. If a client requests this information, SCM will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how SCM voted the client's proxy.



(b)  A concise summary of this statement will be included in SCM's Form ADV,
     Part II, and will be updated whenever these policies and procedures are updated. SCM will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.


V. RECORDKEEPING


SCM will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of SCM. Records of the following will be included in the files:


     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.


     (b) A copy of each proxy statement that it receives; provided, however, that SCM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.



     (c) A record of each vote that SCM casts.



     (d) A copy of any document SCM created that was material to making a decision how to vote proxies, or that memorializes that decision.



     (e) A copy of each written client request for information on how SCM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how SCM voted its proxies.


Dated July 1, 2006

                           LAZARD ASSET MANAGEMENT LLC
                        PROXY VOTING POLICY & PROCEDURES

POLICY:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.


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Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

Dated February 2, 2006


                       WELLINGTON MANAGEMENT COMPANY, LLP


                      GLOBAL PROXY POLICIES AND PROCEDURES


INTRODUCTION


Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Global Proxy Voting Guidelines, included as Exhibit A of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client's written request.

     2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

     3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

     4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

     6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8. Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


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STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Global Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


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LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE
COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                      GLOBAL PROXY POLICIES AND PROCEDURES
                   EXHIBIT A - GLOBAL PROXY VOTING GUIDELINES

INTRODUCTION

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

     -    Election of Directors: Case-by-Case

          Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

     -    Classify Board of Directors: Against

          We will also vote in favor of shareholder proposals seeking to declassify boards.

     -    Adopt Director Tenure/Retirement Age (SP): Against

     -    Adopt Director & Officer Indemnification: For

          We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

     -    Allow Special Interest Representation to Board (SP): Against

     -    Require Board Independence: For

          Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for nonindependent directors, as well as votes in support of shareholder proposals calling for independence.

     -    Require Key Board Committees to be Independent: For

          Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

     -    Require a Separation of Chair and CEO or Require a For Lead Director:
          For

     -    Approve Directors' Fees: For

     -    Approve Bonuses for Retiring Directors: Case-by-Case

     -    Elect Supervisory Board/Corporate Assembly: For

     -    Elect/Establish Board Committee: For

     -    Adopt Shareholder Access/Majority Vote on Election of Directors (SP):
          Case-by-Case

          Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations


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          where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

          Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

     -    Adopt/Amend Stock Option Plans: Case-by-Case

     -    Adopt/Amend Employee Stock Purchase Plans: For

     -    Approve/Amend Bonus Plans: Case-by-Case

          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not taxdeductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

     -    Approve Remuneration Policy: Case-by-Case

     -    Exchange Underwater Options: Case-by-Case

          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

     -    Eliminate or Limit Severance Agreements (Golden Parachutes):
          Case-by-Case

          We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

     - Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

          We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

     -    Expense Future Stock Options (SP): For

     -    Shareholder Approval of All Stock Option Plans (SP): For

     -    Disclose All Executive Compensation (SP): For

REPORTING OF RESULTS

     -    Approve Financial Statements: For

     -    Set Dividends and Allocate Profits: For

     -    Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

          We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

     -    Ratify Selection of Auditors and Set Their Fees: Case-by-Case

          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

     -    Elect Statutory Auditors: Case-by-Case

     -    Shareholder Approval of Auditors (SP): For

SHAREHOLDER VOTING RIGHTS

     -    Adopt Cumulative Voting (SP): Against

          We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

     -    Shareholder Rights Plans: Case-by-Case

          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

          -    We generally support plans that include:

               -    Shareholder approval requirement

               -    Sunset provision

               - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

         Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

     -    Authorize Blank Check Preferred Stock: Case-by-Case

          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

     -    Eliminate Right to Call a Special Meeting: Against

     -    Increase Supermajority Vote Requirement: Against

          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

     -    Adopt Anti-Greenmail Provision: For

     -    Adopt Confidential Voting (SP): Case-by-Case

          We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

     -    Remove Right to Act by Written Consent: Against

CAPITAL STRUCTURE

     -    Increase Authorized Common Stock: Case-by-Case

          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

     -    Approve Merger or Acquisition: Case-by-Case

     -    Approve Technical Amendments to Charter: Case-by-Case

     -    Opt Out of State Takeover Statutes: For


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     -    Authorize Share Repurchase: For

     -    Authorize Trade in Company Stock: For

     -    Approve Stock Splits: Case-by-Case

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

     -    Approve Recapitalization/Restructuring: Case-by-Case

     -    Issue Stock with or without Preemptive Rights: For

     -    Issue Debt Instruments: Case-by-Case

SOCIAL ISSUES

     -    Endorse the Ceres Principles (SP): Case-by-Case

     -    Disclose Political and PAC Gifts (SP): Case-by-Case

          Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

     - Require Adoption of International Labor Organization's Fair Labor Principles (SP): Case-by-Case

     -    Report on Sustainability (SP): Case-by-Case

MISCELLANEOUS

     -    Approve Other Business: Against

     -    Approve Reincorporation: Case-by-Case

     -    Approve Third-Party Transactions: Case-by-Case

Dated: August 1, 2006


                     PARADIGM ASSET MANAGEMENT COMPANY, LLC


                      PROXY VOTING POLICIES AND PROCEDURES

Paradigm Asset Management Company, LLC. ("Adviser") provides investment advisory services to a private investment fund and managed accounts, and invests the assets of the fund and accounts in securities issued by public issuers. The Adviser has authority to vote proxies relating to such securities on behalf of the fund and accounts it manages.

I.   GENERAL POLICY

          The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, "proxies"), in a manner that serves the best interests of the fund and accounts managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:

          A. the impact on the value of the securities;

          B. the anticipated costs and benefits associated with the proposal;

          C. the effect on liquidity; and

          D. customary industry and business practices.

II.  PROXY VOTING GUIDELINES

          A. Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global Institutional Shareholder Services ("ISS") Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

          B. In the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation the Chief Compliance Officer ("CCO") in consultation with the portfolio manager ("PM") covering the subject security shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client's best interest, provided that the CCO and PM determines that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy.

          C. There may be circumstances under which the portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. Departures from these policies and procedures are expected to be rare but in such events Adviser will maintain a record supporting such a vote.

III. CONFLICTS OF INTEREST

          A. Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as a result of business conducted by ISS. Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

          B. Adviser will vote proxies in accordance with the proxy voting guidelines described in Section 3 or as ISS recommends, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.


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

          C. In the unusual circumstance that (i) an Investment Professional believes it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section 3 or in a manner inconsistent with ISS recommendations, or (ii) the proxy voting guidelines described in Section 3 do not address how a proxy should be voted, the CCO and PM will review the proxy and assess the extent to which there may be a material conflict of interest between Adviser and the client or clients.

          In the event that the CCO and PM determine that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients, Adviser shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section 3 or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

          D. Material conflicts cannot be resolved by simply abstaining from voting.

IV.  RECORDKEEPING

     Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including:

          (1) a copy of these policies and procedures which shall be made available to clients, upon request;

          (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

          (3) a record of each vote cast (which ISS maintains on Adviser's behalf);

          (4) a copy of any document created by Adviser that was material to making a decision as to how to vote a proxy on behalf of a client or that memorializes the basis for that decision; and

          (5) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years.

Dated as of October 5, 2004 (Last updated as of June 2, 2006)

                     PARADIGM ASSET MANAGEMENT COMPANY, LLC
                       EXHIBIT A - PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-    Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Failed to act on takeover offers where the majority of the shareholders tendered their shares


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-    Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

- Are inside directors or affiliated outside directors and the full board is less than majority independent

-    Sit on more than six public company boards

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

-    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

- Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

-    Two-thirds independent board

-    All-independent key committees

-    Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

-    Background to the proxy contest

-    Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

-    Purchase price

-    Fairness opinion

-    Financial and strategic benefits

-    How the deal was negotiated

-    Conflicts of interest

-    Other alternatives for the business

-    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Impact on the balance sheet/working capital

-    Potential elimination of diseconomies

-    Anticipated financial and operating benefits

-    Anticipated use of funds

-    Value received for the asset

-    Fairness opinion

-    How the deal was negotiated

-    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

-    Dilution to existing shareholders' position

-    Terms of the offer

-    Financial issues

-    Management's efforts to pursue other alternatives

-    Control issues

-    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

-  The reasons for the change

-  Any financial or tax benefits


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-    Regulatory benefits

-    Increases in capital structure

-    Changes to the articles of incorporation or bylaws of the company.

- Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

-    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

-    Offer price

-    Fairness opinion

-    How the deal was negotiated

-    Changes in corporate governance

-    Change in the capital structure

-    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

-    Tax and regulatory advantages

-    Planned use of the sale proceeds

-    Valuation of spinoff

-    Fairness opinion

-    Benefits to the parent company

-    Conflicts of interest

-    Managerial incentives

-    Corporate governance changes

-    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


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STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a

CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

-    Cash compensation, and

-    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of


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restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

- The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

-    Purchase price is less than 85 percent of fair market value, or

-    Offering period is greater than 27 months, or

- The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

- The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance based or all awards to top executives must be a particular type, such as indexed options)

- The company demonstrates that it is using a substantial portion of performance-based awards for its top executives GOLDEN PARACHUTES AND EXECUTIVE

SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

- The parachute should be less attractive than an ongoing employment opportunity with the firm

-    The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.


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SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

-    The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

-    Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

-    Whether the company already limits price increases of its products

- Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

-    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

- Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

-    Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

- The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

- The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

- The company's existing healthcare policies, including benefits and healthcare access for local workers

-    Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

- The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

- The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

-    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

-    Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

-    The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations


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-    Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

-    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

-    The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

-    Spinoff tobacco-related businesses:

-    The percentage of the company's business affected

-    The feasibility of a spinoff

-    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

-    Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

-    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

-    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-by-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

-    Approximate costs of complying with current or proposed environmental laws

- Steps company is taking to reduce greenhouse gasses or other environmental pollutants

-    Measurements of the company's emissions levels

- Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

-    The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

-    The nature of the company's business and the percentage affected

-    The extent that peer companies are recycling

-    The timetable prescribed by the proposal

-    The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

-    The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

-    The timetable and specific action prescribed by the proposal

-    The costs of implementation

-    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

- A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

-    A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

- The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or

- The company has publicly committed to using the GRI format by a specific date


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GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

-    The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

-    The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

-    Independence of the compensation committee

-    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

-    The nature and amount of company business in that country

-    The company's workplace code of conduct

-    Proprietary and confidential information involved

-    Company compliance with U.S. regulations on investing in the country

-    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

-    Agreements with foreign suppliers to meet certain workplace standards

-    Whether company and vendor facilities are monitored and how

-    Company participation in fair labor organizations

-    Type of business

-    Proportion of business conducted overseas

-    Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

-    Peer company standards and practices

-    Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

-    The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

-    Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

-    The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

-    The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

-    The level of the company's investment in Northern Ireland

-    The number of company employees in Northern Ireland

-    The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

-    Whether the company has in the past manufactured landmine components

-    Whether the company's peers have renounced future production

- Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

-    What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

-    The percentage of revenue derived from cluster bomb manufacture

-    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

- The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

-    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

-    The information is already publicly available or

-    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

- Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

-    The degree of board diversity

-    Comparison with peer companies

-    Established process for improving board diversity

-    Existence of independent nominating committee

-    Use of outside search firm History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

-    The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

-    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

-    The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

- attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

-    In addition, if the director missed only one meeting or one day's

- meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

-    ignore a shareholder proposal that is approved by a majority of shares

-    outstanding;

-    ignore a shareholder proposal that is approved by a majority of the

-    votes cast for two consecutive years;

-    are interested directors and sit on the audit or nominating committee; or

-    are interested directors and the full board serves as the audit or

-    nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Past performance relative to its peers

-    Market in which fund invests

-    Measures taken by the board to address the issues

-    Past shareholder activism, board activity, and votes on related proposals

-    Strategy of the incumbents versus the dissidents

-    Independence of directors

-    Experience and skills of director candidates

-    Governance profile of the company

-    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Proposed and current fee schedules

-    Fund category/investment objective

-    Performance benchmarks

-    Share price performance as compared with peers

-    Resulting fees relative to peers

-    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

-    The degree of change implied by the proposal

-    The efficiencies that could result

-    The state of incorporation

-    Regulatory standards and implications

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(a)(3) Amendment to Declaration of Trust dated August 31, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(a)(4) Amendment to Declaration of Trust dated November 30, 2006 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(b)       N/A

(c)       N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(3) Amendment No. 5 to Management Agreement with MEMBERS Capital Advisors, Inc. effective November 30, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

               (i) Termination Letter effective February 28, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

               (i) Termination Letter effective December 9, 2002 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(6) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(8) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective May 1, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(11) Letter dated January 26, 2001 amending Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(14) Investment Sub-Advisory Agreement with Shenkman Capital Management effective February 28, 2005, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(d)(15) Letter Agreement with Wellington Management Company, LLP effective February 28, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(d)(16) Investment Sub-Advisory Agreement with Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(d)(17) Investment Sub-Advisory Agreement with Paradigm Asset Management Co, LLC incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(d)(18) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective June 28, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(e)(1) Distribution Agreement Amend. #3 with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(f)       N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

          (i) Amendment to Transfer Agency and Services Agreement effective January 1, 2003, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

          (ii) Amendment to Transfer Agency and Services Agreement effective October 1, 2003.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

          (i) Amendment to Investment Accounting Agreement with State Street Bank and Trust Company effective November 5, 2004.

(i)(1) (i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(j)       Consent of Deloitte and Touche - filed herewith

(k)       N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(l)(6) Subscription Agreement with CUNA Mutual Life Insurance Company dated June 16, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(l)(7) Subscription Agreement with CUNA Mutual Life Insurance Company dated November 30, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(10) Supplement No. 3 to Service Plan for Class A Shares dated November 30, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(m)(11) Supplement No. 3 to Distribution Plan for Class B Shares dated November 30, 2006, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(n)(1) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(n)(2) Amended Plan of Multiple Classes of Shares incorporated by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(n)(3) Amended Plan of Multiple Classes of Shares incorporated by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(1)a Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(1)b Amended and Restated MEMBERS Mutual Funds Code of Ethics dated January, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 25, 2005.

(p)(1)c Amended and Restated MEMBERS Mutual Funds Code of Ethics dated August 31, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(1)d Amended and Restated MEMBERS Mutual Funds Code of Ethics dated August 31, 2005 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(1)e Amended and Restated MEMBERS Mutual Funds Code of Ethics dated August 30, 2006 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(3) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(4)a Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4)b Amended and Restated Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 23, 2005.

(p)(4)c Amended and Restated Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(5) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(6)a Wellington Management Company, LLP Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(6)b Wellington Management Company, LLP Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(7)a Shenkman Capital Management, Inc. Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 21, 2005.

(p)(7)b Shenkman Capital Management, Inc. Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(8)1 Paradigm Asset Management Co, LLC, Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

(p)(9)a Oppenheimer Funds Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 8, 2006.

Other Exhibits

Powers of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                                   APPENDIX D

         Persons Controlling, Controlled by or Under Common Control with
   The Investment Adviser, Principal Underwriter, Sponsoring Insurance Company

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 21, 2006

            Note: Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               Business: Corporate Property/Casualty Insurance
               May 23, 1960
               State of domicile: Wisconsin

                    (1)  CUMIS Specialty Insurance Company, Inc.
                         Business: Specialty insurance and reinsurance September 1, 2006
                         State of domicile: Iowa

          b.   CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               Business: Managing General Agent
               August 14, 1991
               State of domicile: Texas

                    (1)  MEMBERS Financial Services, Inc.
                         Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.
                         Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
                         State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

          e.   International Commons, Inc.
               Business: Special Events
               January 13, 1981
               State of domicile: Wisconsin

          f.   CUNA Mutual Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978 Incorporated
               December 1, 1995 Wholly Owned
               State of domicile: Wisconsin

          g.   CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974
               State of domicile: Wisconsin
               Formerly CMCI Corporation

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

                    (1)  CUNA Mutual Casualty Insurance Agency of Mississippi,
                         Inc.
                         Business: Property & Casualty Agency
                         June 24, 1993
                         State of domicile: Mississippi

          h.   Stewart Associates Incorporated
               Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
               March 6, 1998
               State of domicile: Wisconsin

          i.   CUNA Mutual Business Services, Inc.
               Business: Financial Services
               Incorporated April 22, 1974
               Wholly owned March 6, 2000
               State of domicile: Wisconsin

          j.   Lending Call Center Services, LLC
               Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
               Incorporated June 24, 2002
               Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

          k.   Lenders Protection, LLC
               Business: Limited Liability Company
               Owned 50% CUNA Mutual Insurance Society and 50% Open Lending,
               Inc.
               State of domicile: Delaware

          l.   Union Charter Holding, LLC
               Business: Holds 100% of Union Financial Services, LLC Acquired January 7, 2005
               Formed November 9, 2004
               Domiciled in Delaware

                    (1)  Union Financial Services, LLC
                         Industrial Loan Company
                         Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans
               Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004   Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Business: Creditor Group, Individual Life and Disability
               Insurance
               January 1, 1977
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Business: Property & Casualty Insurance
               July 1, 1980
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
               August 1, 1993
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
               January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
               Country of domicile: Canada

          e.   Canadian Northern Shield Insurance Company
               Business: Property & Casualty Insurance

               February 1, 1985
               Country of domicile: British Columbia, Canada

          f.   CUMIS Services Limited
               Business: Acquisitions and Insurance Agency Management Services June 1, 2000
               Country of domicile: Canada

          g.   WESTCU Insurance Services Limited
               Business: Insurance Agency Management
               June 21, 2000
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following companies:

          a.   CREDENTIAL FINANCIAL, INC.
               Business: Holding Company with ownership in a number of insurance and securities distribution companies
               Acquired January 2004
               Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   MEMBERS Trust Company (MTC)
     Business: MTC will offer an array of estate financial planning services to members through their credit unions.
     Incorporated 2003
     MTC will operate independently from Suncoast Federal Credit Union and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

5.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994

6.   CMG Mortgage Assurance Company
     Business: Private Mortgage Insurance
     Formerly Investors Equity Insurance Company, Inc.
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     Incorporated in California on March 3, 1969
     Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

7.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

8.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

9. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a. CUNA Mutual Insurance Brokers Pty Limited Business: Brokerage Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile: Australia

          b.   CUNA Mutual Technology Services Australia Pty Limited
               Business: Technology Services
               Incorporated as Direct Insurance Network International on August 31, 2000
               Renamed on September 3, 2002
               Country of Domicile: Australia

The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                    (1)  CUNA Mutual Insurance Brokers Pty Limited
                         Business: Brokerage
                         Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                         Country of Domicile: Australia

10.  CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

11.  China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003

     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

3.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

4.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 21, 2006

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency
     Incorporated on August 16, 1973
     Acquired on August 31, 2000
     State of domicile: Connecticut
     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

Item 25. Indemnification

     Currently under Delaware law, business trusts organized in Delaware are now reformed to as "statutory trusts". As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration of Trust"). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "DSTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

     To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

     The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS             POSITION HELD
------------             -------------
David P. Marks           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   President; 2005 - Present
Madison, WI 53705        Director; 2005 - Present

                         CUNA Mutual Insurance Society
                         Chief Investment Officer; 2005 - Present

                         CUNA Mutual Life Insurance Company
                         Chief Investment Officer; 2005 - Present

John W. Petchler         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Vice President
Madison, WI 53705        2005 - Present

James H. Metz            MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Vice President
Madison, WI 53705        2007 - Present

Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Secretary and Treasurer; 2000 - Present
Madison, WI 53705        Vice President - Finance & Operations
                         2006 - Present

                         Assistant Vice President - Finance & Operations
                         2001 - 2006

Molly Nelson             MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Vice President - Chief Compliance Officer
Madiosn, WI 53705        2005 - Present

Tracy K. Lien            MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.   Assistant Secretary; 1999 - Present
Madison, WI 53705

ITEM 27. PRINCIPAL UNDERWRITER

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b.   The officers and directors of CUNA Brokerage Services, Inc. are as follows:

     (b)  Officers and Directors of CUNA Brokerage.

Name and Principal      Positions and Offices      Positions and Offices
Business Address        With the Underwriter       With Registrant
------------------      ---------------------      ---------------------
Mark E. Backes**        President/CEO, Director,   Vice President
                        Vice Chairman

John A. Chosy*          Assistant Secretary        Director - Associate General Counsel

Steve H. Dowden*        Director                   Vice President

Mark Everson            Director                   None

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy S. Halevan**    Chief Compliance Officer   Chief Compliance Officer

David J. Hughes*        Secretary & Treasurer      Product Financial Reporting Leader

Kevin T. Lenz*          Director                   Senior Vice President

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst
                                                   Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve R. Suleski*       Vice President             Vice President, Deputy General Counsel

Mark T. Warshauer*      Director                   Vice President

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

     a.   MEMBERS Capital Advisors, Inc.
          5910 Mineral Point Road
          Madison, Wisconsin 53705

     b.   CUNA Mutual Insurance Society
          5910 Mineral Point Road
          Madison, Wisconsin 53705

     c.   Boston Financial Data Services
          66 Brooks Drive
          Braintree, MA 02184

     d.   State Street Bank & Trust Company
          801 Pennsylvania
          Kansas City, MO 64105

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of 19 February, 2007.

                                        MEMBERS Mutual Funds


                                        By: /s/ David P. Marks
                                            ------------------------------------
                                            David P. Marks
                                            Trustee, President and Principal
                                            Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                    DATE
--------------------                    ----


/s/ Holly S. Baggot                     02/19/07
-------------------------------------
Holly S. Baggot, Secretary &
Assistant Treasurer


/s/ Rolf F. Bjelland*                   11/30/06
-------------------------------------
Rolf F. Bjelland, Trustee and
Chairman


/s/ Linda S. Foltz*                     11/30/06
-------------------------------------
Linda S. Foltz, Trustee


/s/ Lawrence R. Halverson*              11/30/06
-------------------------------------
Lawrence R. Halverson, Trustee


/s/ Mary E. Hoffmann                    02/19/07
--- ---------------------------------
Mary E. Hoffmann, Treasurer


/s/ David P. Marks*                     11/30/06
-------------------------------------
David P. Marks, Trustee, President
and Principal Executive Officer


/s/ Dan P. Owens                        02/19/07
-------------------------------------
Dan P. Owens, Assistant Treasurer


/s/ Steven P. Riege*                    11/30/06
-------------------------------------
Steven P. Riege, Trustee


/s/ Steve Suleski                       02/19/07
-------------------------------------
Steve Suleski, Attorney-in-Fact


/s/ Richard E. Struthers*               11/30/06
-------------------------------------
Richard E. Struthers, Trustee

*    Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Description
-----------
     J.       Consent of Independent Registered Public Accounting Firm